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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-88116) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        /X/

                        POST-EFFECTIVE AMENDMENT NO. 20

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 22

                     VANGUARD SPECIALIZED PORTFOLIOS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                  POST OFFICE BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
             On May 7, 1996 pursuant to paragraph (a) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     REGISTRANT ELECTS TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24f-2 NOTICE FOR THE YEAR ENDED JANUARY 31, 1995 ON MARCH 21, 1995.

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                     VANGUARD SPECIALIZED PORTFOLIOS, INC.

                             CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                                                    LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Highlights
    Item 3.   Condensed Financial Information...............   Financial Highlights: Fund Expenses
    Item 4.   General Description of Registrant.............   Investment Objectives; Investment
                                                               Policies; Investment Limitations;
                                                               General Information
    Item 5.   Management of the Fund........................   Management of the Fund; Investment
                                                               Advisers
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Share Price of each Portfolio;
                                                               Dividends, Capital Gains and Taxes;
                                                               General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

FORM N-1A                                                      LOCATION IN STATEMENT
ITEM NUMBER                                                    OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objectives and Policies;
                                                               General Information
   Item 13.   Investment Objective and Policies.............   Investment Objectives and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund; General
                                                               Information
   Item 16.   Investment Advisory and Other Services........   Management of the Fund; Investment
                                                               Advisory Services
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

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--------------------------------------------------------------------------------

LOGO
                                                  A Member of The Vanguard Group
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PROSPECTUS -- MAY --, 1996

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NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
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SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
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INVESTMENT
OBJECTIVE
AND POLICIES          Vanguard Specialized Portfolios, Inc. (the "Fund") is an
                      open-end diversified investment company. The Fund consists of five Portfolios that invest primarily in common stocks and other equity securities concentrated in a particular industry or group of related industries. Three Portfolios of the Fund (Energy, Gold & Precious Metals and Health
                      Care) seek to provide long-term capital appreciation. Two
                      Portfolios (Utilities Income and REIT Index) seek to provide current income and moderate growth of capital and income. This Prospectus relates to the latter four
                      Portfolios (the "Portfolios"). The REIT Index and
                      Utilities Income Portfolios are described in separate
                      Prospectuses. Given their specialized focus, the Portfolios should not be considered a complete investment program. There is no assurance that the Portfolios will achieve their stated objectives. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S.
                      Government, including the FDIC.

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OPENING AN
ACCOUNT To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call our Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. (Eastern time), and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 per Portfolio or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative, and distribution services.



IMPORTANT NOTE:
1% REDEMPTION FEE     If shares of the Energy, Gold & Precious Metals, Health
                      Care and REIT Index Portfolios are redeemed or exchanged prior to being held for one year, they will be subject to a 1% redemption fee. See "Fund Expenses."

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ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated May --, 1996, and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor
                      Information Department.

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TABLE OF CONTENTS


                                  Page                                       Page                                       Page
Highlights ........................  2      Who Should Invest ................ 16      SHAREHOLDER GUIDE
Fund Expenses .....................  4      Implementation of                          Opening an Account and
Financial Highlights ..............  5      Policies ......................... 17        Purchasing Shares .............. 26
Yield and Total Return ............  9      Investment Limitations ........... 19      When Your Account Will
        FUND INFORMATION                    Management of the Fund ........... 19        Be Credited .................... 29
Investment Objectives ............. 10      Investment Advisers .............. 20      Selling Your Shares .............. 29
Investment Policies ............... 10      Dividends, Capital Gains                   Exchanging Your Shares ........... 32
Investment Risks .................. 12        and Taxes ...................... 23      Important Information About
                                            The Share Price of Each                      Telephone Transactions ......... 33
                                            Portfolio ........................ 24      Transferring
                                            General Information .............. 25      Registration ..................... 34
                                                                                       Other Vanguard Services .......... 34


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                   HIGHLIGHTS


OBJECTIVE AND
POLICIES              The Fund is an open-end diversified investment company.
                      The Fund consists of five Portfolios that invest primarily in common stocks and other equity securities concentrated in a particular industry or group of related industries. This Prospectus relates only to the Energy, Gold & Precious Metals, Health Care and Utilities Income Portfolios. Three Portfolios of the Fund (Energy, Gold & Precious Metals and Health Care) seek to provide long-term capital appreciation. The Utilities Income Portfolio seeks to provide current income and moderate growth of capital and income. There is no assurance that any Portfolio will
                      achieve its stated objective.                       PAGE 8

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RISK
CHARACTERISTICS       Each Portfolio of the Fund is subject to market risk and
                      industry risk. Market risk is the possibility that stock prices will decline over short or even extended periods.
                      The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Each Portfolio is expected to be strongly influenced by these broad fluctuations in stock prices.


                      In addition, unlike more widely-diversified mutual funds, the Portfolios are subject to industry risk, the possibility that a particular group of related stocks will decline in price due to industry-specific developments. Securities held by the Energy Portfolio will be influenced by cyclical fluctuations in the supply and demand for oil, as well as tax and regulatory policies, conservation trends, and international oil politics. The Gold & Precious Metals Portfolio will be subject to the highly volatile and often erratic markets for gold and precious metals and for the common stocks of mining companies. Investments relating to gold and precious metals or minerals are considered speculative, and are affected by a host of world-wide economic, financial and political factors. Stocks held by the Health Care Portfolio will be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters.



                      Industry risks in the Utilities Income Portfolio include: changing utility regulation, new competitive pressures, and rising operating costs, on top of unique risks for telephone, electric, gas and water utilities. The Utilities Income Portfolio is also exposed to interest rate risk -- price fluctuations due to changing interest rates. More so than other stock market sectors, utility stocks may sometimes behave like fixed-income investments,
                      rising and falling as interest rates change.       PAGE 10

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THE VANGUARD
GROUP The Fund is a member of The Vanguard Group of Investment Companies, a group of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $180 billion. The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard funds, provides on an at-cost basis all corporate management, administrative, distribution, marketing and shareholder accounting services to the funds in the
                      Group.                                             PAGE 17

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INVESTMENT
ADVISERS Wellington Management Company serves as investment adviser to the Energy, Health Care, and Utilities Income Portfolios. M&G Investment Management Limited serves as investment adviser to the Gold & Precious Metals
                      Portfolio.                                         PAGE 18

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DIVIDENDS, CAPITAL
GAINS AND TAXES       Distributions of net investment income are expected to be
                      made quarterly for the Utilities Income Portfolio, and
                      annually for the Energy, Gold & Precious Metals and Health
                      Care Portfolios. Capital gains, if any, will be
                      distributed annually. Dividend and capital gains
                      distributions are generally subject to federal, state and
                      local income taxes. Also, a sale of shares -- whether by
                      outright redemption or exchange -- is a taxable event and
                      may result in a capital gain or loss.              PAGE 20

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PURCHASING
SHARES You may purchase shares by mail, wire, or exchange from another Vanguard Fund. The minimum initial investment is $3,000 per Portfolio; the minimum for subsequent investments is $100. There are no sales commissions or 12b-1 fees.
                                                                         PAGE 24
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SELLING SHARES        You may redeem shares of each Portfolio by mail or by
                      telephone. The Energy, Gold & Precious Metals, Health Care and REIT Index Portfolios assess a 1% redemption fee on
                      shares held less than 12 months. (The Utilities Income
                      Portfolio does not assess a 1% redemption fee.) Each
                      Portfolio's share price is expected to fluctuate, and at
                      the time of redemption may be more or less than at the
                      time of initial purchase, resulting in a gain or
                      loss.                                              PAGE 28

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EXCHANGING
SHARES You may exchange a Portfolio's shares for those of another Portfolio of the Fund or other available Vanguard Funds. An exchange from the Energy, Gold & Precious Metals, Health Care and REIT Index Portfolios will be subject to a 1% redemption fee on shares held for less than 12 months. (The Utilities Income Portfolio does not assess a 1%
                      redemption fee.)                                   PAGE 30

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SPECIAL
CONSIDERATIONS        (1) Under normal circumstances, at least 80% of the assets of each Portfolio (75% in the case of the Utilities Income
                      Portfolio) will be invested in equity securities concentrated in a particular industry or group of industries. As a result, a Portfolio of the Fund may be subject to greater fluctuations in market value than a mutual fund which invests in a more widely-diversified group of stocks. Due to the specialized focus of the individual Portfolios, an investment in a Portfolio should not be considered a complete investment program.

                      (2) The Gold & Precious Metals Portfolio may invest all of its assets in foreign securities, and each of the other Portfolios of the Fund may invest a portion of its assets in foreign securities. Each Portfolio may enter into forward foreign exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates, but not for speculative purposes. PAGE 15

                      (3) Each Portfolio may lend its securities.        PAGE 16
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FUND EXPENSES         The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the fiscal year ended January 31, 1995.



                                                                                      GOLD &
                                                                                     PRECIOUS     HEALTH     UTILITIES
                                                                          ENERGY      METALS       CARE       INCOME
                                 SHAREHOLDER TRANSACTION EXPENSES        PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                           ------------------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases.............     None        None        None        None
                           Sales Load Imposed on Reinvested
                             Dividends.................................     None        None        None        None
                           Redemption Fees*............................        1%          1%          1%       None
                           Exchange Fees**.............................     None        None        None        None
                            * The 1% fee withheld from redemption proceeds of shares held for less than one year is paid to the Portfolio.
                           ** Exchanges will be treated as redemptions for purposes of imposing the redemption fees.



                                                                                      GOLD &
                                                                                     PRECIOUS     HEALTH     UTILITIES
                                                                          ENERGY      METALS       CARE       INCOME
                                    ANNUAL OPERATING EXPENSES            PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                           ------------------------------------------------------------------------------------------
                           Management & Administrative Fees............     0.10%*      0.02%*      0.22%*      0.33%
                           Investment Advisory Fees....................     0.14        0.18        0.14        0.12
                           12b-1 Fees..................................     None        None        None        None
                           Other Expenses
                             Distribution Costs........................     0.00*       0.00*       0.00*       0.00
                             Miscellaneous Expenses....................     0.06        0.05        0.04        0.05
                                                                         --------    --------    --------    --------
                           Total Other Expenses........................     0.06%       0.05%       0.04%       0.05%
                                                                         --------    --------    --------    --------
                               TOTAL OPERATING
                                 EXPENSES..............................     0.30%       0.25%       0.40%       0.50%
                                                                         --------    --------    --------    --------
                                                                         --------    --------    --------    --------
                           *Excludes the effects of reductions associated with redemption fees.



1% REDEMPTION FEE     The Energy, Gold & Precious Metals, and Health Care
                      Portfolios are intended for long-term investors who can withstand substantial price fluctuation. For this reason, the Portfolios assess a 1% redemption fee on shares that are redeemed or exchanged before they have been held for one year. Solely for purposes of calculating the one-year holding period, the Portfolio uses the "first-in, first-out" (FIFO) method. That is, the date of any redemption or exchange will be compared to the earliest purchase date. If this holding period is less than one year, the fee will be assessed. The fee will be prorated if a portion of the shares being redeemed or exchanged has been held for more than one year. This fee will not apply to dividend or capital gain reinvestments and it is paid directly to the Portfolio. The Utilities Income Portfolio does not assess the 1% fee.



                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. This example takes into account the 1% fee that applies to redemptions from the Energy, Gold & Precious Metals, Health Care and REIT Index Portfolios or exchanges from these Portfolios to another Vanguard Fund or Portfolio (including the Utilities Income Portfolio).

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             -------   --------   --------   ---------
                        Energy Portfolio...................    $ 3       $ 10       $ 17        $ 38
                        Gold & Precious Metals Portfolio...    $ 3       $  8       $ 14        $ 32
                        Health Care Portfolio..............    $ 4       $ 13       $ 22        $ 51
                        Utilities Income Portfolio.........    $ 5       $ 16       $ 28        $ 63
                        REIT Index Portfolio...............    $ --      $ --       $ --        $ --


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period, insofar as they relate to each of the five years in the period ended January 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which together with the remaining portions of the Fund's 1995 Annual
                      Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1995 Annual Report and
                      Semi-Annual Report to Shareholders. The information for the six months ended July 31, 1995 is unaudited. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report and Semi-Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information
                      Department at 1-800-662-7447.

                               -------------------------------------------------------------------------------------------
                                                                    ENERGY PORTFOLIO
                               -------------------------------------------------------------------------------------------
                                 SIX MONTHS                                YEAR ENDED JANUARY 31,
                                   ENDED          ------------------------------------------------------------------------
                               JULY 31, 1995       1995       1994       1993       1992       1991       1990       1989
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR.........................     $13.82         $15.77     $13.82     $12.73     $13.39     $14.94     $12.29     $10.22
                                ---------         ------     ------     ------     ------     ------     ------     ------
INVESTMENT OPERATIONS
 Net Investment Income........        .13            .23        .31        .34        .42        .45        .38        .36
 Net Realized and Unrealized
   Gain (Loss) on
   Investments................       2.48          (1.65)      3.31       1.29       (.24)      (.66)      3.20       2.08
                                ---------          -----      -----      -----      -----      -----      -----      -----
   TOTAL FROM INVESTMENT
     OPERATIONS...............       2.61          (1.42)      3.62       1.63        .18       (.21)      3.58       2.44
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment Income..........         --           (.24)      (.29)      (.36)      (.42)      (.46)      (.36)      (.37)
 Distributions from Realized
   Capital Gains..............       (.03)          (.29)     (1.38)      (.18)      (.42)      (.88)      (.57)        --
                                ---------          -----      -----      -----      -----      -----      -----      -----
   TOTAL DISTRIBUTIONS........       (.03)          (.53)     (1.67)      (.54)      (.84)     (1.34)      (.93)      (.37)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR.........................     $16.40         $13.82     $15.77     $13.82     $12.73     $13.39     $14.94     $12.29
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*.................      18.91%         (9.15)%    27.31%     13.02%      1.27%     (1.64)%    28.98%     24.16%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
 (Millions)...................       $532           $433       $339       $164       $124       $114        $80        $43
Ratio of Expenses to Average
 Net Assets...................        .55%**         .30%       .17%       .21%       .30%       .35%       .38%       .40%
Ratio of Net Investment Income
 to Average Net Assets........       1.66%**        1.66%      1.87%      2.47%      2.78%      3.24%      3.05%      3.07%
Portfolio Turnover Rate.......         27%**          13%        41%        37%        42%        40%        44%        46%
 *Returns exclude 1% fee applied to shares redeemed or exchanged within one year of purchase.
**Annualized.


                               ----------------------------
                                1988       1987        1986
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR.........................  $12.42      $9.93      $9.81
                                ------     ------     ------
INVESTMENT OPERATIONS
 Net Investment Income........     .61        .18        .45
 Net Realized and Unrealized
   Gain (Loss) on
   Investments................    (.64)      2.80       (.11)
                                                                -
                                 -----      -----      -----
   TOTAL FROM INVESTMENT
     OPERATIONS...............    (.03)      2.98        .34
------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment Income..........    (.76)      (.44)      (.14)
 Distributions from Realized
   Capital Gains..............   (1.41)      (.05)      (.08)
                                                                -
                                 -----      -----      -----
   TOTAL DISTRIBUTIONS........   (2.17)      (.49)      (.22)
------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR.........................  $10.22     $12.42      $9.93
------------------------------------------------------------
------------------------------------------------------------
TOTAL RETURN*.................    0.76%     31.88%      3.42%
-------------------------------------------------------------
-------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
 (Millions)...................     $36        $29         $2
Ratio of Expenses to Average
 Net Assets...................     .38%       .65%       .92%
Ratio of Net Investment Income
 to Average Net Assets........    3.70%      3.43%      4.40%
Portfolio Turnover Rate.......      84%        34%       156%

                               -------------------------------------------------------------------------------------------
                                                            GOLD & PRECIOUS METALS PORTFOLIO
                               -------------------------------------------------------------------------------------------
                                 SIX MONTHS                                YEAR ENDED JANUARY 31,
                                   ENDED          ------------------------------------------------------------------------
                               JULY 31, 1995       1995       1994       1993       1992       1991       1990       1989
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR.........................     $10.71         $13.58      $7.29      $9.41      $8.29     $12.49      $9.65      $9.35
                                ---------         ------     ------     ------     ------     ------     ------     ------
INVESTMENT OPERATIONS
 Net Investment Income........        .08            .27        .20        .19        .24        .29        .27        .27
 Net Realized and Unrealized
   Gain (Loss) on
   Investments................       1.77          (2.83)      6.30      (2.13)      1.13      (4.17)      2.91        .29
                                ---------          -----      -----      -----      -----      -----      -----      -----
   TOTAL FROM INVESTMENT
     OPERATIONS...............       1.85          (2.56)      6.50      (1.94)      1.37      (3.88)      3.18        .56
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment Income..........       (.01)          (.31)      (.21)      (.18)      (.25)      (.32)      (.34)      (.26)
 Distributions from Realized
   Capital Gains..............         --             --         --         --         --         --         --         --
                                ---------          -----      -----      -----      -----      -----      -----      -----
   TOTAL DISTRIBUTIONS........       (.01)          (.31)      (.21)      (.18)      (.25)      (.32)      (.34)      (.26)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR.........................     $12.55         $10.71     $13.58      $7.29      $9.41      $8.29     $12.49      $9.65
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*.................      17.29%        (19.20)%    89.24%    (20.58)%    16.67%    (31.21)%    33.38%      6.14%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
 (Millions)...................       $624           $531       $613       $175       $178       $144       $223       $126
Ratio of Expenses to Average
 Net Assets...................        .57%**         .25%       .26%       .36%       .35%       .42%       .45%       .48%
Ratio of Net Investment Income
 to Average Net Assets........       1.36%**        2.04%      2.04%      2.50%      2.54%      2.78%      3.01%      2.67%
Portfolio Turnover Rate.......          5%**           4%        14%         2%         3%        10%        17%        18%
 *Returns exclude 1% fee applied to shares redeemed or exchanged within one year of purchase.
**Annualized.

                               -----------------------------
                                1988         1987       1986
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR.........................  $10.50      $7.60      $6.60
                                                                -
                                ------     ------     ------
INVESTMENT OPERATIONS
 Net Investment Income........     .35        .20        .20
 Net Realized and Unrealized
   Gain (Loss) on
   Investments................     .12       2.91        .86
                                                                -
                                 -----      -----      -----
   TOTAL FROM INVESTMENT
     OPERATIONS...............     .47       3.11       1.06
------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment Income..........    (.48)      (.21)      (.06)
 Distributions from Realized
   Capital Gains..............   (1.14)        --         --
                                                                -
                                 -----      -----      -----
   TOTAL DISTRIBUTIONS........   (1.62)      (.21)      (.06)
-------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR.........................   $9.35     $10.50      $7.60
-------------------------------------------------------------
-------------------------------------------------------------
TOTAL RETURN*.................    2.52%     42.17%     16.27%
-------------------------------------------------------------
-------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
 (Millions)...................    $128        $70        $30
Ratio of Expenses to Average
 Net Assets...................     .47%       .59%       .73%
Ratio of Net Investment Income
 to Average Net Assets........    2.71%      3.36%      3.86%
Portfolio Turnover Rate.......      44%        32%        40%

                               -------------------------------------------------------------------------------------------
                                                                  HEALTH CARE PORTFOLIO
                               -------------------------------------------------------------------------------------------
                                 SIX MONTHS                                YEAR ENDED JANUARY 31,
                                   ENDED          ------------------------------------------------------------------------
                               JULY 31, 1995       1995       1994       1993       1992       1991       1990       1989
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR.........................     $37.01         $36.51     $32.66     $35.54     $27.32     $22.16     $19.46     $17.53
                                ---------         ------     ------     ------     ------     ------     ------     ------
INVESTMENT OPERATIONS
 Net Investment Income........        .31            .55        .79        .70        .53        .52        .48        .36
 Net Realized and Unrealized
   Gain (Loss) on
   Investments................       6.43           2.83       5.79      (1.68)      8.75       6.03       3.43       3.20
                                ---------          -----      -----      -----      -----      -----      -----      -----
   TOTAL FROM INVESTMENT
     OPERATIONS...............       6.74           3.38       6.58       (.98)      9.28       6.55       3.91       3.56
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment Income..........       (.02)          (.57)      (.76)      (.70)      (.53)      (.55)      (.49)      (.34)
 Distributions from Realized
   Capital Gains..............       (.07)         (2.31)     (1.97)     (1.20)      (.53)      (.84)      (.72)     (1.29)
                                ---------          -----      -----      -----      -----      -----      -----      -----
   TOTAL DISTRIBUTIONS........       (.09)         (2.88)     (2.73)     (1.90)     (1.06)     (1.39)     (1.21)     (1.63)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR.........................     $43.66         $37.01     $36.51     $32.66     $35.54     $27.32     $22.16     $19.46
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*.................      18.24%          9.79%     21.21%     (2.92)%    33.97%     30.09%     20.22%     21.43%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
 (Millions)...................     $1,061           $771       $638       $562       $553       $189        $76        $58
Ratio of Expenses to Average
 Net Assets...................        .48%**         .40%       .19%       .22%       .30%       .36%       .39%       .62%
Ratio of Net Investment Income
 to Average Net Assets........       1.70%**        1.58%      2.37%      2.06%      1.98%      2.54%      2.34%      1.85%
Portfolio Turnover Rate.......         21%**          25%        19%        15%         7%        17%        28%        19%
 *Returns exclude 1% fee applied to shares redeemed or exchanged within one year of purchase.
**Annualized.

                                ----------------------------
                                1988        1987       1986
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR.........................  $19.53     $15.61     $11.85
                                                                -
                                ------     ------     ------
INVESTMENT OPERATIONS
 Net Investment Income........     .35        .25        .13
 Net Realized and Unrealized
   Gain (Loss) on
   Investments................    (.39)      4.60       3.81
                                                                -
                                 -----      -----      -----
   TOTAL FROM INVESTMENT
     OPERATIONS...............    (.04)      4.85       3.94
-------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment Income..........    (.57)      (.13)      (.07)
 Distributions from Realized
   Capital Gains..............   (1.39)      (.80)      (.11)
                                                                -
                                 -----      -----      -----
   TOTAL DISTRIBUTIONS........   (1.96)      (.93)      (.18)
-------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR.........................  $17.53     $19.53     $15.61
-------------------------------------------------------------
-------------------------------------------------------------
TOTAL RETURN*.................    0.35%     31.85%     33.69%
-------------------------------------------------------------
-------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
 (Millions)...................     $54        $49        $23
Ratio of Expenses to Average
 Net Assets...................     .51%       .61%       .83%
Ratio of Net Investment Income
 to Average Net Assets........    1.65%      1.47%      1.52%
Portfolio Turnover Rate.......      41%        27%        59%

                                                                 ----------------------------------------------------------
                                                                                 UTILITIES INCOME PORTFOLIO
                                                                 ----------------------------------------------------------
                                                               SIX MONTHS       YEAR ENDED JANUARY 31,            MAY 15, 1992+,
                                                                 ENDED           ---------------------                  TO
                                                             JULY 31, 1995      1995               1994          JANUARY 31, 1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................             $10.42        $11.67             $11.18              $10.00
                                                            -----------        ------             ------         -----------
INVESTMENT OPERATIONS
 Net Investment Income..............................                .28           .56                .57                 .41
 Net Realized and Unrealized Gain (Loss)
   on Investments...................................                .81         (1.10)               .88                1.03
                                                             ----------         -----              -----          ----------
   TOTAL FROM INVESTMENT OPERATIONS.................               1.09          (.54)              1.45                1.44
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment Income................................               (.30)         (.59)              (.56)               (.24)
 Distributions from Realized
   Capital Gains....................................                 --          (.12)              (.40)               (.02)
                                                             ----------         -----              -----          ----------
   TOTAL DISTRIBUTIONS..............................               (.30)         (.71)              (.96)               (.26)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................             $11.21        $10.42             $11.67              $11.18
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................              10.64%        (4.47)%            13.08%              14.51%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)................               $636          $593             $  738                $361
Ratio of Expenses to Average Net Assets.............                .50%*         .50%               .42%                .45%*
Ratio of Net Investment Income to Average
 Net Assets.........................................               5.09%*        5.43%              4.82%               4.70%*
Portfolio Turnover Rate.............................                 32%*          35%                46%                 20%
 * Annualized.
 + Commencement of operations.


--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time a Portfolio may advertise its yield and
                      total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on a Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in a Portfolio's financial statements.

                      Also, the Portfolios may compare their performance to that of various stock market indices, including the Standard & Poor's 500 Index.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVES
THREE PORTFOLIOS SEEK
TO PROVIDE LONG-TERM
GROWTH; A FOURTH
PORTFOLIO SEEKS
CURRENT INCOME        The Fund is an open-end diversified investment company.
                      The Portfolios invest primarily in common stocks and other equity securities concentrated in a particular industry or group of related industries.



                      The Energy, Gold & Precious Metals, and Health Care Portfolios seek to provide long-term capital appreciation. Although these three Portfolios may generate dividend income to a limited extent, current income will be secondary to these Portfolios' primary objective of achieving capital appreciation.


                      The Utilities Income Portfolio, in contrast, seeks to provide current income as its primary objective. Its secondary objective is to provide moderate growth of capital and income over time.


                      There is no assurance that any Portfolio will achieve its stated objective.


                      The investment objective of each Portfolio is fundamental and so cannot be changed without the approval of a majority of a Portfolio's shareholders.
--------------------------------------------------------------------------------


INVESTMENT
POLICIES
EACH PORTFOLIO
CONCENTRATES ITS
INVESTMENTS IN A
PARTICULAR INDUSTRY   Under normal circumstances, the Energy, Gold & Precious
                      Metals, and Health Care Portfolios will each invest at least 80% of their net assets in the equity securities
                      (common stocks and securities convertible into common stocks) of companies in a particular industry or group of related industries. The Gold & Precious Metals Portfolio may also invest up to 20% of its assets in gold or other precious metal bullion and coins. A security will generally be considered appropriate for a given Portfolio if, as determined by the investment adviser, at least 50% of the company's assets, revenues or net income are related to or derived from the industry or industries designated for the Portfolio. The Fund is managed without regard to tax ramifications.


                      Under normal circumstances, the Utilities Income Portfolio will invest at least 75% of its assets in equity securities of companies in the utilities industry. The remainder of the Portfolio's assets will be invested in utility bonds rated A or better by Standard & Poor's Corporation or Moody's Investors Service. Because of its emphasis on higher-yielding utility stocks and its holdings of utility bonds, the Portfolio is expected to offer a dividend yield well above the stock market average.

                      The Portfolios of the Fund will invest primarily in securities that trade in U.S. markets. However, the Gold & Precious Metals Portfolio may invest up to 100% of its assets in foreign securities, and each of the other Portfolios may invest up to 30% of its assets in foreign securities. (Note, however, that the Utilities Income Portfolio has no present intention of investing more than 10% of its assets in foreign securities). In order to protect against fluctuations in foreign exchange rates, each Portfolio may invest in forward foreign currency exchange contracts.


                      Besides investing primarily in equity securities, each Portfolio may hold certain short-term fixed income securities as cash reserves. Each Portfolio may also invest in stock futures contracts and options to a limited extent. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

                      The specific investment policies of the four Portfolios are listed below:


                      The ENERGY PORTFOLIO invests in the equity securities of companies engaged in the following energy-related activities: the production, transmission, marketing, control or measurement of energy or energy fuels; the making of component products for such activities; energy research or experimentation; and activities related to energy conservation and pollution control. Such activities may involve newer sources of energy, such as geothermal, nuclear and solar power, as well as more traditional sources of energy, such as oil, natural gas and coal. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, then companies in these new areas will also be considered for the Energy Portfolio. The Portfolio, however, will not purchase the securities of electric utility companies, although it may invest in natural gas distributors and natural gas pipeline concerns.

                      The GOLD & PRECIOUS METALS PORTFOLIO invests in the equity securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, or marketing and distribution of gold, silver, platinum, diamonds or other precious and rare metals and minerals. The Portfolio may also invest up to 20% of its assets directly in gold, silver or other precious metal bullion and coins.

                      Bullion and coins for the Gold & Precious Metals Portfolio will only be bought from and sold to banks (both U.S. and foreign), and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Gold, silver or other precious metal bullion will not be purchased in any form that is not readily marketable. Coins will not be purchased for their numismatic value and will not be considered for the Portfolio if they cannot be bought or sold in an active market. Any bullion or coins purchased by the Portfolio will be delivered to and stored with a qualified custodian bank in the U.S.

                      Investors should be aware that bullion and coins do not generate income, offering only the potential for capital appreciation or depreciation, and may subject the Portfolio to higher custody and transactions costs than those normally associated with the ownership of securities. Investments relating to gold and other precious metals or minerals are considered speculative. See "Investment Risks."

                      The HEALTH CARE PORTFOLIO invests in securities of companies engaged in the development, production or distribution of products and services related to the treatment or prevention of diseases and other medical infirmities. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; and companies that operate hospitals and other health care facilities. The Portfolio will also consider companies engaged in medical, diagnostic, biochemical, and biotechnological research and development.

                      The UTILITIES INCOME PORTFOLIO invests in equity and debt securities of companies engaged in the generation, transmission, or distribution of electricity, telecommunications, gas, or water. Such investments will be selected on the basis of fundamen-tal analysis to identify those securities that the adviser believes will provide both current income and the potential for growth in income and capital over time.

                      The utilities sector of the stock market, from which the UTILITIES INCOME PORTFOLIO'S primary investments will be drawn, is dominated by telephone and electric utility common stocks, with gas and water companies playing an appreciably smaller role. For example, as of January 31, 1995, the Standard & Poor's Utility Index was heavily weighted towards telephone and electric stocks, as the following chart illustrates:

                                                                               % OF
                                                  UTILITY SECTOR               INDEX
                                        ----------------------------------     -----
                                       Telephone/Telecommunications              51%
                                       Electric                                   40
                                       Gas                                         9
                                                                               -----
                                       TOTAL                                    100%
                                                                               -----
                                                                               -----

                      Similarly, the market for utility bonds is dominated by telephone and electric utility issuers. For example, as of January 31, 1995, telephone company bonds represented 30% of the outstanding utility bonds rated A or better (measured in terms of market value by the Lehman Brothers Investment Grade Utility Bond Index). Electric utility issues accounted for 32% of A-or-better utility bonds, while gas, water and other utilities represented the remaining 38%.

                      Utilities are subject to strict regulatory oversight. However, in recent years, changes in the regulatory climate have allowed utilities to provide products and services outside their traditional geographic areas, leading to increased competition and expanded prospects for growth. The Portfolio seeks to take advantage of favorable opportunities that are expected to arise from these structural changes in regulation.


                                            *      *      *
                      The investment policies of the Fund are not fundamental and so may be changed by the Board of Directors without shareholder approval.

--------------------------------------------------------------------------------


INVESTMENT
RISKS
EACH PORTFOLIO IS
SUBJECT TO MARKET AND
INDUSTRY RISK         As mutual funds specializing in specific industries or
                      groups of industries, the Portfolios of the Fund are subject primarily to two types of risk: market risk and industry risk. Since the Portfolios may invest in foreign securities, investors are also exposed to currency risk and other risks of international investing.


                      MARKET RISK is the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.7% for all 10-year periods from 1926 to 1994, as measured by the Standard & Poor's 500 Composite Stock Price Index. In contrast, the return on stocks in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices.

                      These fluctuations in stock market prices are expected to have a substantial influence on the value of each Portfolio. Moreover, the Energy, Gold & Precious Metals, and Health Care Portfolios are likely to exhibit greater volatility than the broad stock market, largely as a result of their industry-specific holdings and, in several of the Portfolios, an emphasis on the stocks of smaller companies.

                      By contrast, the Utilities Income Portfolio is expected to exhibit less volatility than the stock market as a whole and the other Portfolios of the Fund. Historically, utility stocks have been one of the least volatile sectors of the stock market (when measured by such statistics as standard deviation of returns or industry "beta"). Moreover, the Portfolio's investment in utility bonds is expected to further dampen the stock market's influence on the Portfolio. Of course, the Portfolio's bond holdings will fluctuate in value, sometimes substantially, as interest rates change.


                      In addition to stock market risk, each Portfolio is subject to INDUSTRY RISK -- i.e., the possibility that a particular group of related stocks will decline in price due to industry-specific developments. The special industry risks of the Energy Portfolio are that earnings and dividends of companies in the energy industry are greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies can fluctuate significantly over a short period due to changes in international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), relationships among OPEC members and between OPEC and oil-importing nations, energy conservation, the regulatory environment, governmental tax policies, and the economic growth and stability of the main energy-consuming countries.


                      The industry risks of the Gold & Precious Metals Portfolio include the sharp price volatility of gold and other precious metals and of mining company shares. Investments related to gold or other precious metals or minerals are considered speculative and are affected by a host of worldwide economic, financial and political factors. Prices of gold and other precious metals may fluctuate sharply over short periods due to several factors: changes in inflation or expectations regarding inflation in various countries; currency fluctuations; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

                      Political and economic conditions in gold-producing countries may also have a direct effect on the mining and distribution of gold and, consequently, its price. At present, there are only four major producers of gold bullion. In order of magnitude, they are: the Republic of South Africa ("South Africa"), Russia, Canada and the United States.

                      Events in South Africa are of particular importance since the Portfolio intends to invest a substantial portion of its assets in securities of South African mining companies (21% of the Portfolio's net assets as of January 31, 1995). In South Africa, the activities of gold-mining companies are subject to policies promulgated by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized agent for South African gold, influences the price and timing of sales of South

                      African gold. The South African government has also from time to time imposed restrictions on the flow of international capital.

                      Political and social problems in South Africa may also pose certain risks to the Portfolio's investments in South African issuers. These include the effect of social and political unrest on mining production and gold prices, as well as the threat of nationalization or expropriation by the current or future government of South Africa. Other risks include potential U.S. Government regulation of South African investments.

                      The special industry risks of the Health Care Portfolio are that the economic prospects of health care companies can fluctuate dramatically due to changes in the regulatory and competitive environment. A substantial portion of health care services are funded or subsidized by the government, and so changes in governmental policies at the federal or state level may affect the demand for health care products and services. Regulatory approvals, which often entail lengthy application and testing procedures, are generally required before new drugs and certain medical instrumentation may be introduced. Health care companies may face lawsuits related to product liability issues. Also, many products and services provided by health care companies are subject to rapid obsolescence.

                      For the Utilities Income Portfolio, changing regulation constitutes one of the key industry-specific risks. Regulators (largely at the state level) monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities may also restrict a company's access to new markets, thereby diminishing the firm's long-term prospects. Individual sectors of the utility market are subject to the following additional risks:

                      - Electric utilities may be burdened by unexpected
                        increases in fuel and other operating costs. They are also adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, electric utilities are being called upon by regulators to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.


                      - Telephone utilities have been buffeted by technological
                        development leading to increased competition, as well as changing regulation of long-distance telephone service and other telecommunications businesses. While certain companies have benefitted from the new competitive climate, others have not, and increased competition in the future may hinder the growth of more traditionally-oriented telephone companies.


                      - Among gas transmission and distribution companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, with little potential for growth.

                      The Utilities Income Portfolio is also subject to INTEREST RATE RISK -- price fluctuations due to changing interest rates. In general, fixed-income investments, such as bonds, vary inversely with interest rates, falling in price when interest rates rise, and rising in price when interest rates fall. Utility stocks, more so than other stock market sectors, are often influenced by these trends in interest rates, rather than price movements in the broad stock market. At the same time, the Portfolio's bond holdings are subject to interest rate risk. This combination of interest-rate-sensitive stocks and bonds means that the Portfolio may at times move in tandem with the bond market, rising and falling as interest rates change, independent of the broad stock market.

                      Investors in the Utilities Income Portfolio should be aware that while utility stocks have historically provided above-average dividend yields, there is no guarantee that they will continue to do so in the future. As of January 31, 1995, the Standard & Poor's Utility Index provided a current yield of 5.6%, which was twice as high as the yield of 2.8% provided by the broad stock market (as measured by the Standard & Poor's 500 Index). Many of the risks enumerated above have made it increasingly difficult for utility companies to sustain such generous dividend pay-outs, and future dividend yields of the utility sector could decline.

                      Similarly, while utility stocks during recent years have provided total investment returns (dividend yield plus capital change) above stock market averages, there is again no guarantee that such returns will continue. For example, during the ten-year period ended January 31, 1995, the Standard & Poor's Utility Index gained 14.5% per year on average, while the Standard & Poor's 500 Index, a measure of the broad stock market, returned 13.8% per year. Investors should recognize that a period of above-average investment performance by a stock market sector, such as that provided by utility stocks over the past ten years, is often followed by a period of below-average investment performance. In addition, investors should not anticipate that utility stocks will outperform the broad stock market over the long haul, given the generally limited growth prospects of the utilities industry.


THE PORTFOLIOS
ARE SUBJECT TO
MANAGER RISK          The investment advisers for the Portfolios manage each
                      Portfolio according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. MANAGER RISK refers to the possibility that each Portfolio's investment adviser may fail to execute the Portfolio's investment strategy effectively. As a result, each of the Portfolios may fail to achieve its stated objective.



FOREIGN SECURITIES
ENTAIL CURRENCY AND
OTHER RISKS           Since each Portfolio may invest in foreign securities,
                      investors in the Fund are also exposed to the unique risks of international investing. For U.S. investors, the returns of foreign securities are influenced by not only the returns on foreign common stocks themselves, but also by CURRENCY RISK -- i.e., changes in the value of the currencies in which the stocks are denominated. In a period when the U.S. dollar rises against foreign currencies, the returns on foreign stocks for a U.S.
                      investor are diminished. By contrast, in a period when the U.S. dollar declines, the returns on foreign stocks are enhanced.

                      Other risks and considerations of international investing include the following: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability which could affect U.S. investment in foreign countries; difficulty in obtaining and enforcing foreign court judgements; and potential restrictions on the flow of international capital.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST The Fund is designed for investors who are seeking the potential rewards, and who are willing to accept the risks associated with equity investments concentrated in specific industries. Because of the risks associated with common stock and bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                      The Energy, Gold & Precious Metals, and Health Care Portfolios are intended for investors with substantial financial resources who have the perspective and patience to assume above-average interim investment risks in pursuit of long-term capital growth. Since many of the securities owned by these three Portfolios may be considered speculative in nature or unseasoned by traditional investment standards, substantially greater-than-average investment risk is involved. The share prices of these three Portfolios are expected to be volatile.


                      In contrast, the Utilities Income Portfolio is designed for investors who are seeking a more conservative, income-oriented stock market investment. The Portfolio is likely to offer higher dividend yields than the stock market average, with substantially lower volatility in share price. The Portfolio may also offer modest growth in income and capital over time. Nonetheless, because the Portfolio security price will fluctuate, sometimes substantially, investors in the Utilities Income Portfolio should be willing to accept moderate to high fluctuations in principal value.



                      There can be no assurance that a Portfolio will achieve its stated objective, or that shareholders will be protected from the substantial risks inherent in equity investing. Investors may wish to reduce the potential risk of investing in a Portfolio by purchasing shares on a periodic basis (dollar-cost averaging) rather than investing in one lump sum.

                      Since each Portfolio concentrates its holdings in a particular industry or group of industries, the Fund should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES
EACH PORTFOLIO MAY
HOLD FOREIGN SECURITIES
                      Each Portfolio follows a number of investment practices in an effort to achieve its objective of long-term capital growth.

                      Each Portfolio may invest up to 30% of its assets, and the Gold & Precious Metals Portfolio may invest up to 100% of its assets, in foreign securities. (At present, the Utilities Income Portfolio is not expected to invest more than 10% of its net assets in foreign securities.) Such a policy expands the investment opportunities available to the Portfolios and may result in improved diversification and performance.

                      All or a portion of the foreign securities purchased by a Portfolio may be in the form of American Depository Receipts (ADRs) or European Depository Receipts (EDRs). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the United States securities markets and EDRs are designed for trading in European securities markets.

EACH PORTFOLIO MAY
ENTER INTO FORWARD
CURRENCY CONTRACTS    Each Portfolio of the Fund may enter into forward foreign
                      currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. A
                      Portfolio may not enter into such contracts for speculative purposes.

                      A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of a Portfolio's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.


EACH PORTFOLIO MAY
INVEST IN SHORT-TERM
FIXED-INCOME
SECURITIES            Although they normally seek to remain substantially fully
                      invested in equity securities (except the Utilities Income
                      Portfolio, which may invest up to 25% of its assets in fixed-income securities), the Portfolios of the Fund may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential stock market declines. These securities include: obligations of the United States
                      Government and its agencies or instrumentalities;
                      commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

                      The use of repurchase agreements involves certain risks, including the risk of losses caused by the default or insolvency of the other party to the agreement. However, each Portfolio expects that it can control this risk through careful evaluation of the creditworthiness of the other party to any repurchase agreement and careful monitoring procedures.


EACH PORTFOLIO MAY
USE FUTURES CONTRACTS,
AND OPTIONS           Each Portfolio may utilize stock futures contracts and
                      options to a limited extent. Specifically, each Portfolio may enter into futures contracts and options provided that not more than 5% of its assets are required as a margin deposit for a futures contract or option; in addition, each Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.



                      Futures contracts and options may be used for several reasons: to maintain cash reserves while simulating full investment in an underlying index, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying equity security or index. While each of these securities can be used as leveraged instruments, the Fund may not use them to leverage its net assets.



                      The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain. However, a Portfolio will not use futures contracts or options for speculative purposes.


EACH PORTFOLIO MAY
LEND ITS SECURITIES   Each Portfolio may lend its securities on a short-term or
                      long-term basis to qualified institutional investors for the purpose of realizing additional income. With any loan of portfolio securities, there is a risk that the borrowing institution will fail to redeliver the securities when due. However, loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S.
                      Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

EACH PORTFOLIO MAY
BORROW MONEY          Each Portfolio may borrow money, subject to the limits set forth on page 17, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

PORTFOLIO TURNOVER IS
NOT EXPECTED TO EXCEED
100% Although they generally seek to invest for the long term, the Portfolios of the Fund retain the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of each Portfolio will not exceed 100%. A turnover rate of 100% would occur, for example, if all the securities of a Portfolio were replaced within one year.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS
THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS           Each Portfolio has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are that a Portfolio will not:

                      (a) with respect to 75% of the value of its total assets,
                          invest more than 5% of its assets in the securities of any single company;
                      (b) with respect to 75% of the value of its total assets,
                          purchase more than 10% of the voting securities of any issuer;
                      (c) borrow money, except from banks (or through reverse
                          repurchase agreements) for temporary or emergency (not leveraging) purposes, and then not in an amount exceeding 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Fund's net assets, the
                          Fund will not make any additional investments;
                      (d) purchase or otherwise acquire any security if, as a
                          result, more than 15% of its net assets would be
                          invested in securities that are illiquid; and
                      (e) make loans except (i) by purchasing bonds, debentures
                          or similar obligations (including repurchase agreements, subject to the limitation described in (e) above) which are either publicly distributed or customarily purchased by institutional investors, and
                          (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Portfolio's total assets.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information are fundamental and so may be changed only with the approval of a majority of the Fund's shareholders.
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MANAGEMENT OF
THE FUND
VANGUARD ADMINISTERS
AND DISTRIBUTES THE
FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $180 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1994, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .30% compared to an average of 1.05% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
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INVESTMENT
ADVISERS              The Portfolios employ two external investment advisers.
                      Wellington Management Company serves as investment adviser to the Energy, Health Care, and Utilities Income Portfolios of the Fund. M&G Investment Management Limited serves as investment adviser to the Gold & Precious Metals Portfolio.


WELLINGTON
MANAGEMENT COMPANY
MANAGES INVESTMENTS
FOR THREE PORTFOLIOS  Under an investment advisory agreement with the Fund,
                      Wellington Management Company ("WMC"), 75 State Street, Boston, MA 02109, manages the investment and reinvestment of the assets of the Fund's Energy, Health Care, and Utilities Income Portfolios and continuously reviews, supervises and administers each Portfolio's investment program. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

                      WMC is a professional investment advisory firm which globally provides services to investment companies, institutions and individuals. Among the clients of WMC are more than 10 of the investment companies of The Vanguard Group. As of December 31, 1994, WMC held discretionary management authority with respect to more than $80 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.

                      Ernst H. von Metzsch, Senior Vice President of WMC, serves as the portfolio manager of the Energy Portfolio. Mr. von Metzsch has been an investment professional with WMC since 1973. Edward P. Owens, Senior Vice President of WMC, serves as portfolio manager of the Health Care Portfolio. Mr. Owens has been an investment professional with WMC since 1974. John R. Ryan, Senior Vice President of WMC, serves as the portfolio manager of the Utilities Income Portfolio. Mr. Ryan is assisted by Paul D. Kaplan, Senior Vice President of WMC, who manages the Portfolio's fixed-income investments. Messrs. Ryan and Kaplan have been investment professionals with WMC since 1981 and 1978, respectively. Messrs. von Metzsch and Owens have served as portfolio managers of the Energy and Health Care Portfolios, respectively, since the Fund's inception in May 1984; Messrs. Ryan and Kaplan have served as portfolio managers of the Utilities Income Portfolio since its inception in May 1992. WMC's portfolio managers are supported by research and other investment services provided by the professional staff of WMC.

                      Under the investment advisory agreement, the three Portfolios are required to pay WMC an aggregate fee at the end of the fiscal quarter, calculated by applying the following annual percentage rates to the average month-end net assets for the quarter of the three Portfolios for which WMC serves as investment adviser:

                                      NET ASSETS                             RATE
                                      -------------------                   -------
                                      First $100 million                     0.300%
                                      Next $150 million                      0.200%
                                      Next $250 million                      0.150%
                                      Next $500 million                      0.125%
                                      Over $1 billion                        0.100%

                      In addition, once the advisory fee to WMC is calculated for the three Portfolios under this schedule, the total fee will be reduced in order that the advisory fee paid by the Utilities Income Portfolio does not exceed 0.125%.

                      The advisory fee is based on the total assets for the three Portfolios and is allocated, except as noted above, to each Portfolio based on the net assets of each. For the fiscal year ended January 31, 1995, the investment advisory fee represented an effective annual rate of .14 of 1% of average net assets for the Energy and Health Care Portfolios. The investment advisory fee for the Utilities Income Portfolio represented an effective annual rate of .12 of 1% of average net assets.

M&G INVESTMENT
MANAGEMENT LTD.
MANAGES THE GOLD &
PRECIOUS METALS
PORTFOLIO             The Fund has also entered into an investment advisory
                      agreement with M&G Investment Management Limited ("M&G"),
                      Three Quays, Tower Hill, London, England EC3R 6BQ. Under that investment advisory agreement, M&G manages the investment and reinvestment of the assets of the Fund's
                      Gold & Precious Metals Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. M&G discharges its responsibilities subject to the control of the Officers and Directors of the Fund.


                      M&G is a wholly-owned subsidiary of the M&G Group Plc and is authorized to carry on investment business under English law by the Investment Management Regulatory Organisation Limited. The M&G Group, an independent group of companies, began providing investment advisory services to the public over 50 years ago, when they launched Great Britain's first unit trust (mutual fund). Today, the principal operating subsidiaries of the M&G Group manage funds for some 147 accounts, including individual investors, company pension plans and charitable foundations. In total, the M&G Group manages or advises approximately $21.6 billion in assets. Among these assets are two unit trusts that invest in the securities of gold and precious metals-related companies. David J. Hutchins, an Investment Manager of M&G, serves as portfolio manager of the Gold & Precious Metals Portfolio, a position he has held since January, 1987.


                      Under the investment advisory agreement, the Gold & Precious Metals Portfolio pays M&G a fee at the end of each fiscal quarter, calculated by applying the following annual percentage rates to the average month-end net assets of the Portfolio for the quarter:

                                      NET ASSETS                              RATE
                                      -------------------                     -----
                                      First $100 million                       .30%
                                      Next $300 million                        .25%
                                      Over $400 million                        .20%

                      For the fiscal year ended January 31, 1995, the investment advisory fee paid by the Gold & Precious Metals Portfolio represented an effective annual rate of .17 of 1% of average net assets after giving effect to a fee waiver of $415,000 (.07 of 1%).

                      The investment advisory agreements with WMC and M&G authorize the advisers to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and direct the advisers to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services are considered in making these determinations.

                      The Fund has authorized WMC and M&G to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the advisers believe this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


                      In placing portfolio transactions, each adviser of the Fund uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply statistical information and provide other services in addition to execution services to the Portfolios.


                      The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Fund which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
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DIVIDENDS,
CAPITAL GAINS
AND TAXES
THE UTILITIES INCOME
PORTFOLIO PAYS
DIVIDENDS QUARTERLY;
THE OTHER PORTFOLIOS,
ANNUALLY The Utilities Income Portfolio pays dividends consisting of ordinary income on a quarterly basis; the Energy, Gold & Precious Metals, and Health Care Portfolios pay dividends annually. Capital gains distributions for all Portfolios, if any, are also made annually.


                      Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                      In order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                      Each Portfolio of the Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that each Portfolio will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by a Portfolio from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

                      Distributions paid by a Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio. Capital gains distributions are made when a Portfolio realizes net capital gains on sales of portfolio securities during the year. A Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when a Portfolio realizes net capital losses.

                      Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in a Portfolio. Also, keep in mind that if you purchase shares in a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by a Portfolio.

THE GOLD & PRECIOUS
METALS PORTFOLIO MAY
"PASS THROUGH"
FOREIGN TAXES         The Gold & Precious Metals Portfolio may elect to "pass
                      through" to the Portfolio's shareholders the amount of foreign income taxes paid by the Portfolio. The
                      Portfolio will make such an election only if it deems it to be in the best interests of its shareholders.

                      If this election is made, shareholders of the Gold & Precious Metals Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes on their tax return.


A CAPITAL GAIN OR LOSS
MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION            A sale of shares of a Portfolio of the Fund is a taxable
                      event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).


                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------

THE SHARE PRICE OF
EACH PORTFOLIO        The share price or "net asset value" per share of each
                      Portfolio is computed once each day at the close of regular trading on the New York Stock Exchange (generally
                      4:00 p.m. Eastern time) on each day the Exchange is open for trading. Net asset value per share is computed by dividing the total value of the investments and other assets of each Portfolio, less any liabilities, by the total number of outstanding shares of such Portfolio.


                      Securities listed on a U.S. exchange are valued at the latest quoted sales prices on the day the valuation is made. Securities listed on a U.S. exchange that are not traded on the valuation date are valued at the mean of the bid and ask prices. The values of foreign securities held by each Portfolio are typically determined as of the close of trading of foreign securities in their respective markets. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments will be priced at "fair value". All prices of listed securities are taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no market quotations are readily available are valued in good faith at fair value using methods determined by, or under the supervision of, the Board of Directors of the Fund. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                      In determining each Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank or broker. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.


                      Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.

--------------------------------------------------------------------------------


GENERAL
INFORMATION           The Fund is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 6,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such classes. Currently the Fund is offering five classes of shares.


                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.


                      All securities and cash for the Energy, Health Care, and Utilities Income Portfolios are held by State Street Bank and Trust Company, Boston, MA. All securities and cash for the Gold & Precious Metals Portfolio are held by Morgan Guaranty Trust Company, New York, NY. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any material litigation.

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                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentations indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement for each Portfolio ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447). NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need. The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).



PURCHASE
RESTRICTIONS          1) Because of the risks associated with common stock and
                         bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.



                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.



IMPORTANT NOTE:
1% REDEMPTION FEE     Potential investors should note that a 1% redemption fee
                      is charged for the Energy, Gold & Precious Metals, Health
                      Care and REIT Index Portfolios. This fee, which is paid to the Portfolios, applies to redemptions or exchanges from these Portfolios of shares held for less than 12 months.


ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum), wire ($1,000 minimum), exchange from
                      another Vanguard Fund account ($100 minimum), or Vanguard
                      Fund Express. Subsequent investments to Individual
                      Retirement Accounts may be made by mail ($100 minimum) or
                      exchange from another Vanguard Fund account. In some
                      instances, contributions may be made by wire or Vanguard
                      Fund Express. Please call us for more information on these options.
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                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount of              Additional investments should
                          your initial investment and the           include the Invest-by-Mail
Complete and sign the     name of the Portfolio you have            remittance form attached to your
enclosed Account          selected on the registration              Fund confirmation statements.
Registration Form         form, make your check payable to          Please make your check payable
                          The Vanguard Group-(Portfolio             to The Vanguard Group-(Portfolio
                          Number) (see below), and mail             Number) (see below), write your
                          to:                                       account number on your check
                                                                    and, using the return envelope
                          VANGUARD FINANCIAL CENTER                 provided, mail to the address
                          P.O. BOX 2600                             indicated on the Invest-by-Mail
                          VALLEY FORGE, PA 19482                    Form.
For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087                           indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.
                          Vanguard Specialized Portfolio
                          Numbers:
                          Energy Portfolio-51
                          Health Care Portfolio-52
                          Gold & Precious Metals
                          Portfolio-53
                          Utilities Income Portfolio-57


--------------------------------------------------------------------------------

PURCHASING BY WIRE                          CORESTATES BANK, N.A.
                                            ABA 031000011
Money should be                             CORESTATES NO. 0101 9897
wired to:                                   ATTN VANGUARD
                                            VANGUARD SPECIALIZED PORTFOLIOS
BEFORE WIRING                               PORTFOLIO NAME
                                            ACCOUNT NUMBER
Please contact                              ACCOUNT REGISTRATION
Client Services
(1-800-662-2739)

                      To assure proper receipt, please be sure your bank includes the Portfolio name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement.
                      Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
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PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open a new account or purchase additional shares
                      by making an exchange from an existing Vanguard account.
                      However, the Fund reserves the right to refuse any
                      exchange purchase request. Call our Client Services
                      Department (1-800-662-2739). The new account will have the same registration as the existing account.
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PURCHASING BY
FUND EXPRESS
Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as needed" basis. Or if you choose the Automatic Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
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CHOOSING A
DISTRIBUTION
OPTION
                      You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Fund shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
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TAX CAUTION
Investors should ask
about the timing of
capital gains and
dividend distributions
before investing
                      Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.


                      Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual dividend and capital gains distribution normally occurs in December for the Energy, Gold & Precious Metals, and Health Care Portfolios. The Utilities Income and REIT Index Portfolios annual capital gains distribution normally occur in December, and these Portfolios also generally pay quarterly dividends in

                      March, June, September and December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ESTABLISHING OPTIONAL
SERVICES
                      The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES            For our mutual protection, we may require a signature
                      guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES
                      Share certificates will be issued upon request (with the exception of the Utilities Income Portfolio, for which certificates are not available). If a certificate is lost, you may incur an expense to replace it.

BROKER-DEALER
PURCHASES
                      If you purchase shares in Vanguard Funds through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., a purchase,
                      exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

ELECTRONIC
PROSPECTUS
DELIVERY
                      If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------


WHEN YOUR
ACCOUNT WILL BE
CREDITED Your trade date is the date on which your account is credited. If your purchase is made by check, Federal Funds wire or exchange, and is received by the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.


                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------


SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

                      IMPORTANT NOTE: For investors in the Energy, Gold & Precious Metals, Health Care and REIT Index Portfolios, a redemption fee amounting to 1% of the value of the shares redeemed will be deducted from the redemption proceeds of any shares held for less than one year. This fee is paid directly to the Portfolio.

--------------------------------------------------------------------------------

SELLING BY MAIL
                      Requests should be mailed to VANGUARD FINANCIAL CENTER, VANGUARD SPECIALIZED PORTFOLIOS, P.O. BOX 1120, VALLEY FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Specialized Portfolios, 455 Devon Park Drive, Wayne, PA 19087).

                      The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
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DEFINITION OF
GOOD ORDER
                      GOOD ORDER means that the request includes the following:

                      1. The account number and Portfolio name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. The signatures of all owners EXACTLY as they are
                         registered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required, in the case of estates, corporations, trusts, and certain other accounts.
                      6. Any certificates you are holding for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT 1-800-662-2739.
--------------------------------------------------------------------------------


SELLING BY
TELEPHONE
                      To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 10 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners. Please see "Important Information About Telephone Transactions."

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SELLING BY FUND
EXPRESS
Automatic Withdrawal
& Special Redemption  If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on an "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares by making an exchange into another
                      Vanguard Fund account. Please see "Exchanging Your Shares"
                      for details.
--------------------------------------------------------------------------------

IMPORTANT REDEMPTION
INFORMATION
                      Shares purchased by check or Fund Express may be redeemed at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION
PROCEEDS
                      Redemption requests received by telephone prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------


VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed. Please see "Statements and Reports" for additional information.

--------------------------------------------------------------------------------


LOW BALANCE FEE
AND MINIMUM
ACCOUNT BALANCE
REQUIREMENT           Due to the relatively high cost of maintaining smaller
                      accounts, the Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($1,000 for Uniform Gifts/Transfers to Minors
                      Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard Assets exceed $50,000.



                      In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).

--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of Vanguard Specialized Portfolios for those of other available Vanguard Funds.


                      IMPORTANT NOTE: For investors in the Energy, Gold & Precious Metals, Health Care and REIT Index Portfolios, a redemption fee amounting to 1% of the value of the shares exchanged will be deducted from the exchange proceeds if shares held for less than one year are exchanged. This fee is paid directly to the Portfolio.


EXCHANGING BY
TELEPHONE
Call Client Services
(1-800-662-2739)      When exchanging shares by telephone, please have ready the
                      Portfolio name, account number, Social Security Number or Employer Identification number listed on the account and exact name and address in which the account is registered.
                      Only the registered shareholder or his or her pre-authorized representative may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange
                      (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR FROM
                      VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST,
                      VANGUARD INTERNATIONAL EQUITY INDEX FUND AND VANGUARD
                      QUANTITATIVE PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard, provided the request is received in Good Order.

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Portfolio, the
                      name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered
                      account holders. Send your request to VANGUARD FINANCIAL
                      CENTER, VANGUARD SPECIALIZED PORTFOLIOS, P.O. BOX 1120,
                      VALLEY FORGE, PA 19482. (For express or registered mail,
                      send your request to Vanguard Financial Center, Vanguard
                      Specialized Portfolios, 455 Devon Park Drive, Wayne, PA
                      19087).
--------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase.
                        Therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations and the
                        Taxpayer Identification numbers of the two accounts are identical.

                      - The shares to be exchanged must be on deposit and not
                        held in certificate form.

                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.

                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received the required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                      The Fund's exchange privilege is only available in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Fund's exchange privilege is not intended to afford
                      shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.


                      Exchange activity generally will not be deemed excessive if limited to THREE SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from a Portfolio of the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard Portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.

--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record only.


                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                      VALLEY FORGE, PA 19482, ATTENTION: TRANSFER DEPARTMENT.
                      The request must be in Good Order. TO REQUEST A TRANSFER
                      FORM AND FULL INSTRUCTIONS PLEASE CALL OUR CLIENT SERVICES
                      DEPARTMENT (1- 800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.


                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.


                      Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE
                      With Vanguard's Direct Deposit Service, most U.S. Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS
                      Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.


                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS
                      Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchTone(TM)
                      telephone. This service also lets you obtain information
                      about your account balance, your last transaction, and
                      your most recent dividend or capital gains payment. To
                      contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering
                      detailed operating instructions is available from our
                      Investor Information Department (1-800-662-7447).
--------------------------------------------------------------------------------

                    LOGO

                    -----------------------------------------------

                    THE VANGUARD GROUP
                     OF INVESTMENT
                     COMPANIES
                    Vanguard Financial Center
                    P.O. Box 2600
                    Valley Forge, PA 19482

                    INVESTOR INFORMATION
                     DEPARTMENT:
                    1-800-662-7447 (SHIP)

                    CLIENT SERVICES
                     DEPARTMENT:
                    1-800-662-2739 (CREW)

                    TELE-ACCOUNT FOR
                     24-HOUR ACCESS:
                    1-800-662-6273 (ON BOARD)

                    TELECOMMUNICATION SERVICE
                     FOR THE HEARING IMPAIRED:
                    1-800-662-2738

                    TRANSFER AGENT:
                    The Vanguard Group, Inc.
                    Vanguard Financial Center
                    Valley Forge, PA 19482
                                                                            LOGO
                                                         LOGO
                                            P   R   O  S  P  E  C  T  U  S


                                                     MAY --, 1996


                                                                LOGO

     P051

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--------------------------------------------------------------------------------

Logo
                                                  A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROSPECTUS -- MAY --, 1996

--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVE
AND POLICIES          Vanguard Specialized Portfolios, Inc. (the "Fund") is an
                      open-end diversified investment company which consists of six Portfolios. This prospectus relates only to the Utilities Income Portfolio (the "Portfolio"). The objective of the Portfolio is to provide current income and growth of capital and income. The Portfolio invests primarily in common stocks and bonds of utilities companies. Given its specialized focus, the Portfolio should not be considered a complete investment program.
                      There is no assurance that the Portfolio will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.

--------------------------------------------------------------------------------


OPENING AN
ACCOUNT To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call our Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement, to obtain a copy of this form, call 1-800-662-7447 Monday through Friday, from 8:00 a.m. to 9:00 p.m. (Eastern time), and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Portfolio incurs expenses for investment advisory, management, administrative and distribution services.

--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Portfolio before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Portfolio has been filed with the Securities and Exchange Commission. Such
                      Statement is dated May --, 1996, and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Portfolio or by calling the Investor Information Department.

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TABLE OF CONTENTS

                                  Page                                     Page                                       Page
Portfolio Expenses  ................ 2     Who Should Invest .................. 7     SHAREHOLDER GUIDE
Financial Highlights ............... 2     Implementation of Policies ......... 7     Opening an Account and
Yield and Total Return ............. 3     Investment Limitations ............ 10     Purchasing Shares ............... 16
        FUND INFORMATION                   Management of the                          When Your Account Will
Investment Objective  .............. 4     Portfolio ......................... 11     Be Credited ..................... 19
Investment Policies ................ 4     Investment Adviser ................ 11     Selling Your Shares ............. 19
Investment Risks  .................. 4      Dividends, Capital Gains                  Exchanging Your Shares .......... 21
                                           and Taxes ......................... 13     Important Information About
                                           The Share Price of the                       Telephone Transactions ........ 23
                                           Portfolio ...... 14                        Transferring
                                           General Information ............... 15     Registration .................... 23
                                                                                      Other Vanguard Services ......... 24

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates all expenses and fees that you would incur as a shareholder of the Portfolio. The expenses and fees set forth below are for the fiscal year ended January 31, 1995.

                                                    SHAREHOLDER TRANSACTION EXPENSES
                           -----------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases...............................                None
                           Sales Load Imposed on Reinvested Dividends....................                None
                           Redemption Fees...............................................                None
                           Exchange Fees.................................................                None
                                                        ANNUAL OPERATING EXPENSES
                           -----------------------------------------------------------------------------------
                           Management & Administrative Fees..............................                0.33%
                           Investment Advisory Fees......................................                0.12
                           12b-1 Fees....................................................                None
                           Other Expenses
                             Distribution Costs..........................................     0.00
                             Miscellaneous Expenses......................................     0.05
                                                                                              ----
                           Total Other Expenses..........................................                0.05%
                                                                                                        ------
                                    TOTAL OPERATING EXPENSES.............................                0.50%
                                                                                                        ======

                          The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio.
                          The following example illustrates the expenses that you would incur on a
                          $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                -------       -------       -------       --------
                                  $ 5           $16           $28           $ 63

                          THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                          EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN
                          THOSE SHOWN.

--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period, have been audited by Price
                      Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1995 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional
                      Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1995 Annual Report and Semi-Annual Report to
                      Shareholders. The information for the six months ended
                      July 31, 1995 is unaudited. For a more complete discussion of the Fund's performance, please see the Fund's 1995
                      Annual Report and Semi-Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                 -----------------------------------------------------------
                                                                 UTILITIES INCOME PORTFOLIO
                                                 -----------------------------------------------------------
                                                  SIX MONTHS        YEAR ENDED JANUARY       MAY 15, 1992+,
                                                     ENDED                  31,                    TO
                                                 JULY 31, 1995      1995          1994        JAN. 31, 1993
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........      $10.71         $11.67       $ 11.18          $10.00
                                                 ----------        -------       -------     -----------
INVESTMENT OPERATIONS
  Net Investment Income........................         .08            .56           .57             .41
  Net Realized and Unrealized Gain (Loss) on
    Investments................................        1.77          (1.10)          .88            1.03
                                                  ---------         ------        ------      ----------
    TOTAL FROM INVESTMENT OPERATIONS...........        1.85           (.54)         1.45            1.44
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income.........        (.01)          (.59)         (.56)           (.24)
  Distributions from Realized Capital Gains....          --           (.12)         (.40)           (.02)
                                                  ---------         ------        ------      ----------
    TOTAL DISTRIBUTIONS........................        (.01)          (.71)         (.96)           (.26)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................      $12.55         $10.42        $11.67          $11.18
============================================================================================================
TOTAL RETURN...................................      17.29%          (4.47)%       13.08%          14.51%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)...........        $624           $593          $738            $361
Ratio of Expenses to Average Net Assets........         .57%*          .50%          .42%            .45%*
Ratio of Net Investment Income to Average Net
  Assets.......................................        1.36%*         5.43%         4.82%           4.70%*
Portfolio Turnover Rate........................           5%            35%           46%             20%


 * Annualized.
 + Commencement of operations.

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YIELD AND TOTAL
RETURN From time to time the Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Portfolio is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in the Portfolio's financial statements.

                      Also, the Portfolio may compare its performance to that of various stock market indices, including the Standard & Poor's 500 Index and the Standard & Poor's Utility Index.
--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVE

THE PORTFOLIO SEEKS
CURRENT INCOME        The primary objective of the Portfolio is to provide
                      current income. Its secondary objective is to provide moderate growth of capital and income. There can be no assurance that the Portfolio will achieve its stated objective. The Portfolio is one of five Portfolios of Vanguard Specialized Portfolios, Inc. (the "Fund").


                      The investment objective of the Portfolio is fundamental and so cannot be changed without the approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE PORTFOLIO INVESTS
IN UTILITY STOCKS AND
BONDS Under normal circumstances, the Portfolio will invest at least 75% of its assets in equity securities of companies in the utilities industry. The remainder of the Portfolio's assets will be invested in utility bonds rated A or better by Standard & Poor's Corporation or Moody's Investors Service. Because of its emphasis on higher-yielding utility stocks and its holdings of utility bonds, the Portfolio is expected to offer a dividend yield well above the stock market average. The Portfolio is managed without regard to tax ramifications.

FOREIGN DEBT
SECURITIES            The Portfolio will invest primarily in securities that
                      trade in U.S. markets. The Portfolio may invest up to 30% of its assets in foreign securities, but has no present intention of investing more than 10% of its assets in such securities. In order to protect against fluctuations in foreign exchange rates, the Portfolio may invest in forward foreign currency exchange contracts.

                      Besides investing primarily in equity securities, the Portfolio may hold certain short-term fixed income securities as cash reserves. The Portfolio may also invest in stock futures contracts and options to a limited extent. See "Implementation of Policies" for a description of these and other investment practices of the Fund.


                      The Portfolio is responsible for voting the shares of all securities it holds.


                      The investment policies of the Portfolio are not fundamental and so may be changed by the Board of Directors without shareholder approval.
--------------------------------------------------------------------------------

INVESTMENT RISKS      As a mutual fund specializing in utility stocks and bonds, the Portfolio is subject primarily to four types of risk:
                      stock market risk, interest rate risk, industry risk, and manager risk. Since the Portfolio may invest in foreign securities, investors are also exposed to currency risk and other risks of international investing.

MARKET RISK MAY BE
SUBSTANTIAL           MARKET RISK is the possibility that stock prices in
                      general will decline over short or even extended periods.
                      The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.7% for all 10-year periods from 1926 to 1994, as measured by the Standard & Poor's 500 Composite
                      Stock Price Index. In contrast, the return on stocks in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices.

                      However, the Portfolio is expected to exhibit somewhat less volatility than the stock market as a whole. Historically, utility stocks have been one of the least volatile sectors of the stock market (when measured by such statistics as standard deviation of returns or industry "beta"). Moreover, the Portfolio's investment in utility bonds is expected to further dampen the stock market's influence on the Portfolio.


INTEREST RATE RISK MAY
BE SUBSTANTIAL        In addition to stock market risk, utility stocks and bonds are also subject to INTEREST RATE RISK -- price fluctuations due to changing market interest rates. In general, fixed-income investments, such as bonds, vary inversely with interest rates, falling in price when interest rates rise, and rising in price when interest rates fall. Utility stocks, more so than other stock market sectors, are often influenced by these trends in interest rates, rather than price movements in the stock market. At the same time, the Portfolio's bond holdings are subject to interest rate risk. This combination of interest rate-sensitive stocks and bonds means that the Portfolio may at times move in tandem with the bond market, rising and falling as interest rates change, independent of the stock market.


INVESTORS ARE EXPOSED
TO INDUSTRY RISK      In addition to stock market and interest rate risk, the
                      Portfolio is subject to INDUSTRY RISK -- i.e., the possibility that a particular group of related stocks will decline in price due to industry-specific developments.

                      Changing regulation constitutes one of the key industry specific risks for the Portfolio. Regulators (largely at the state level) monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities may also restrict a company's access to new markets, thereby diminishing the firm's long-term prospects. Individual sectors of the utility market are subject to the following additional risks:

                      - Electric utilities may be burdened by unexpected
                        increases in fuel and other operating costs. They are also adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, electric utilities are being called upon by regulators to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.


                      - Telephone utilities have been buffeted by technological
                        development leading to increased competition, as well as changing regulation of long-distance telephone service and other telecommunications businesses. While certain companies have benefitted from the new competitive climate, others have not, and increased competition in the future may hinder the growth of more traditionally-oriented telephone companies.


                      - Among gas transmission and distribution companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, with little potential for growth.

THE PORTFOLIO IS
SUBJECT TO MANAGER
RISK In addition to the risks described above, the Portfolio is subject to MANAGER RISK. The investment adviser manages the Portfolio according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that the Portfolio's investment adviser may fail to execute the Portfolio's investment strategy effectively. As a result, the Portfolio may fail to achieve its stated objective.

FOREIGN SECURITIES
ENTAIL CURRENCY AND
OTHER RISKS           Since the Portfolio may invest in foreign securities,
                      investors are also exposed to the unique risks of international investing. For U.S. investors, the returns of foreign securities are influenced by not only the returns on foreign common stocks themselves, but also by currency risk -- i.e., changes in the value of the currencies in which the stocks are denominated. In a period when the U.S. dollar rises against foreign currencies, the returns on foreign stocks for a U.S.
                      investor are diminished. By contrast, in a period when the U.S. dollar declines, the returns on foreign stocks are enhanced.

                      Other risks and considerations of international investing include the following: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability which could affect U.S. investment in foreign countries; difficulty in obtaining and enforcing foreign court judgments; and potential restrictions on the flow of international capital.

HIGHER YIELDS AND
RETURNS MAY NOT
PERSIST Investors in the Portfolio should be aware that while utility stocks have historically provided above-average dividend yields, there is no guarantee that they will continue to do so in the future. For example, as of January 31, 1995, the Standard & Poor's Utility Index provided a current yield of 5.6%, which was twice as high as the yield of 2.8% provided by the broad stock market (as measured by the Standard & Poor's 500 Index). Many of the risks enumerated above have made it increasingly difficult for utility companies to sustain such generous dividend pay-outs, and future dividend yields of the utility sector could decline.

                      Similarly, while utility stocks during recent years have provided total investment returns (dividend yield plus capital change) above stock market averages, there is again no guarantee that such returns will continue. For example, during the ten-year period ended January 31, 1995, the Standard & Poor's Utility Index gained 14.5% per year on average, while the Standard & Poor's 500 Index, a measure of the broad stock market, returned 13.8% per year. Investors should recognize that a period of above-average investment performance by a stock market sector, such as that provided by utility stocks over the past ten years, is often followed by a period of below-average investment performance. In addition, investors should not anticipate that utility stocks will outperform the broad stock market over the long haul, given the generally limited growth prospects of the utilities industry.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

INVESTORS SEEKING AN
INCOME-ORIENTED STOCK
INVESTMENT            The Utilities Income Portfolio is designed for investors
                      who are seeking a more conservative, income-oriented stock market investment. The Portfolio is likely to offer higher dividend yields than the stock market average, with substantially lower volatility in share price. The
                      Portfolio may also offer modest growth in income and capital over time. Nonetheless, because utility stock and bond prices will fluctuate, sometimes substantially, investors should be willing to accept moderate to high fluctuations in principal value. Because of the risks associated with common stock and bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term common stock and bond market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio shareholders. In order to minimize such costs the Portfolio has adopted the following policies.
                      The Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolio has adopted exchange privilege limitations as described in the section
                      "Exchange Privilege Limitations." Finally, the Portfolio reserves the right to suspend the offering of its shares.


                      There can be no assurance that the Portfolio will achieve its stated objective, or that shareholders will be protected from the substantial risks inherent in equity investing. Investors may wish to reduce the potential risk of investing in the Portfolio by purchasing shares on a periodic basis (dollar-cost averaging) rather than investing in one lump sum.


                      Since the Portfolio concentrates its holdings in equity securities of companies in the utilities industry, the Portfolio should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments.
--------------------------------------------------------------------------------

IMPLEMENTATION OF
POLICIES The Portfolio follows a number of investment practices in an effort to achieve its objective of long-term capital growth.

THE PORTFOLIO INVESTS
IN A RANGE OF UTILITY
STOCKS AND BONDS      The Portfolio invests in equity and debt securities of
                      companies engaged in the generation, transmission, or distribution of electricity, telecommunications, gas, or water. Such investments will be selected on the basis of fundamental analysis to identify those securities that the adviser believes will provide both current income and the potential for growth in income and capital over time.

                      The utilities sector of the stock market, from which the Portfolio's primary investments will be drawn, is dominated by telephone and electric utility common stocks, with gas and water companies playing an appreciably smaller role. For example, as of January 31, 1995, the Standard & Poor's Utility Index was heavily weighted towards telephone and electric stocks, as the following chart illustrates:

                                                                             % OF
                                               UTILITY SECTOR               INDEX
                                       -------------------------------    ---------
                                       Telephone/Telecommunications            51%
                                       Electric                                40
                                       Gas                                      9
                                                                          ---------
                                         TOTAL                                100%
                                                                          =========

                      Similarly, the market for utility bonds is dominated by telephone and electric utility issuers. For example, as of January 31, 1995, telephone company bonds represented 30% of the outstanding utility bonds rated A or better (measured in terms of market value by the Lehman Brothers Investment Grade Utility Bond Index). Electric utility issues accounted for 32% of A-or-better utility bonds, while gas, water and other utilities represented the remaining 38%.

                      Utilities are subject to strict regulatory oversight. However, in recent years, changes in the regulatory climate have allowed utilities to provide products and services outside their traditional geographic areas, leading to increased competition and expanded prospects for growth. The Portfolio seeks to take advantage of favorable opportunities that are expected to arise from these structural changes in regulation.

THE PORTFOLIO MAY
HOLD FOREIGN
SECURITIES            The Portfolio may invest up to 30% of its assets in
                      foreign securities, but at present is not expected to invest more than 10% of its net assets in foreign securities. Such a policy expands the investment opportunities available to the Portfolio and may result in improved diversification and performance.

                      All or a portion of the foreign securities purchased by the Portfolio may be in the form of American Depository Receipts (ADRs) or European Depository Receipts (EDRs). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the United States securities markets and EDRs are designed for trading in European securities markets.

THE PORTFOLIO MAY
ENTER INTO FORWARD
CURRENCY CONTRACTS    The Portfolio may enter into forward foreign currency
                      exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. The Portfolio may not enter into such contracts for speculative purposes.

                      A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.


THE PORTFOLIO MAY
INVEST IN SHORT-TERM
FIXED INCOME
SECURITIES            The Portfolio may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential stock market declines. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.


                      The use of repurchase agreements involves certain risks, including the risk of losses caused by the default or insolvency of the other party to the agreement. However, the Portfolio expects that it can control this risk through careful evaluation of the creditworthiness of the other party to any repurchase agreement and careful monitoring procedures.

THE PORTFOLIO MAY USE
FUTURES CONTRACTS AND
OPTIONS The Portfolio may utilize stock futures contracts and options to a limited extent. Specifically, the Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                      Futures contracts and options may be used for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security. While futures contracts and options can be used as leveraged instruments, the Portfolio may not use futures contracts or options to leverage its net assets.

                      The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain. However, the Portfolio will not use futures contracts or options for speculative purposes.

THE PORTFOLIO MAY
LEND ITS SECURITIES   The Portfolio may lend its investment securities on a
                      short-term or long-term basis to qualified institutional investors for the purpose of realizing additional income.
                      A loan of portfolio securities may be either short-term
                      (less than nine months) or long-term. With any loan of portfolio securities, there is a risk that the borrowing institution will fail to redeliver the securities when due. However, loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

THE PORTFOLIO MAY
BORROW MONEY          The Portfolio may borrow money, subject to the limits set
                      forth below, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

PORTFOLIO TURNOVER IS
NOT EXPECTED TO
EXCEED 100%           Although it generally seeks to invest for the long term,
                      the Portfolio retains the right to sell securities
                      irrespective of how long they have been held. It is
                      anticipated that the annual portfolio turnover of the
                      Portfolio will not exceed 100%. A turnover rate of 100%
                      would occur, for example, if all of the securities held by the Portfolio were replaced within one year.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS           The Portfolio has adopted certain limitations designed to
                      reduce its exposure to specific situations. Some of these limitations are that the Portfolio will not:

                      (a) with respect to 75% of the value of its total assets,
                          invest more than 5% of its assets in the securities of any single company;
                      (b) with respect to 75% of the value of its total assets,
                          purchase more than 10% of the voting securities of any issuer;
                      (c) borrow money, except from banks (or through reverse
                          repurchase agreements) for temporary or emergency (not leveraging) purposes, and then not in an amount exceeding 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Fund's net assets, the Fund will not make any additional investments;
                      (d) engage in the business of underwriting securities
                          issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;
                      (e) purchase or otherwise acquire any security if, as a
                          result, more than 15% of its net assets would be
                          invested in securities that are illiquid; and
                      (f) make loans except (i) by purchasing bonds, debentures
                          or similar obligations (including repurchase agreements, subject to the limitation described in
                          (e) above) which are either publicly distributed or customarily purchased by institutional investors, and
                          (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Portfolio's total assets.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information are fundamental and so may be changed only with the approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT OF
THE PORTFOLIO

VANGUARD ADMINISTERS
AND DISTRIBUTES THE
PORTFOLIO             The Portfolio is one of five Portfolio's of Vanguard
                      Specialized Portfolios, Inc. (the "Fund"), a member of The
                      Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $180 billion. Through their jointly-owned subsidiary, The
                      Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1994, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .30% compared to an average of 1.05% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Portfolio manage the day-to-day operations of the Portfolio and are responsible to the Portfolio's Board of Directors. The Directors set broad policies for the Portfolio and choose its Officers. A list of the Directors and Officers of the Portfolio and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER

WELLINGTON
MANAGEMENT
COMPANY MANAGES
INVESTMENTS FOR THE
PORTFOLIO             Under an investment advisory agreement with the Fund,
                      Wellington Management Company ("WMC"), 75 State Street,
                      Boston, MA 02109, manages the investment and reinvestment of the assets of the Utilities Income Portfolio, and continuously reviews, supervises and administers the Portfolio's investment program. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

                      WMC is a professional investment advisory firm which globally provides services to investment companies, institutions and individuals. Among the clients of WMC are more than 10 of the investment companies of The Vanguard Group. As of December 31, 1994, WMC held discretionary management authority with respect to more than $80 billion of assets. WMC and its predecessor organizations have provided advisory services to investment companies since 1933 and to investment counseling clients since 1960.

                      John R. Ryan, Senior Vice President of WMC, serves as the portfolio manager of the Utilities Income Portfolio. Mr. Ryan is assisted by Paul D. Kaplan, Senior Vice

                      President of WMC, who manages the Portfolio's fixed-income investments. Messrs. Ryan and Kaplan have served as portfolio managers of the Utilities Income Portfolio since its inception in May 1992. Messrs. Ryan and Kaplan have been investment professionals with WMC since 1981 and 1978, respectively. WMC's portfolio managers are supported by research and other investment services provided by the professional staff of WMC.

                      Under the Fund's investment advisory agreement, the fee paid to WMC is based on the total assets of the Utilities Income Portfolio and the total assets of two other Portfolios of Vanguard Specialized Portfolios, Inc. managed by WMC (the Energy and Health Care Portfolios). The three Portfolios are required to pay WMC an aggregate fee at the end of the fiscal quarter, calculated by applying the following annual percentage rates to the average month-end net assets for the quarter of the three
                      Portfolios:

                                       NET ASSETS                            RATE
                                       -------------------                  ------
                                       First $100 million                   0.300%
                                       Next $150 million                    0.200%
                                       Next $250 million                    0.150%
                                       Next $500 million                    0.125%
                                       Over $1 billion                      0.100%

                      In addition, once the advisory fee to WMC is calculated for the three Portfolios under this schedule, the total fee will be reduced in order that the advisory fee paid by the Utilities Income Portfolio does not exceed 0.125%.

                      The advisory fee is based on the total assets for the three Portfolios and is allocated, except as noted above, to each Portfolio based on the net assets of each. For the fiscal year ended January 31, 1995, the investment advisory fee represented an effective annual rate of .12 of 1% of average net assets for the Utilities Income Portfolio.

                      The investment advisory agreement with WMC authorizes the adviser to select brokers or dealers to execute purchases and sales of the Portfolio's securities, and direct the advisers to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services are considered in making these determinations.

                      The Portfolio has authorized WMC to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser believes this to be in the best interest of the Portfolio. Although the Portfolio does not market its shares through intermediary brokers or dealers, the Portfolio may place orders with qualified broker-dealers who recommend the Portfolio to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                      The Portfolio's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Portfolio which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES

THE UTILITIES INCOME
PORTFOLIO PAYS
QUARTERLY DIVIDENDS   The Utilities Income Portfolio pays dividends consisting
                      of ordinary income on a quarterly basis. Capital gains distributions, if any, are made annually.

                      Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                      In order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                      The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that the Portfolio will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

                      Distributions paid by the Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio. Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Portfolio realizes net capital losses.

                      Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolio. Also, keep in mind that if you purchase shares in a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Portfolio will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolio.

A CAPITAL GAIN OR
LOSS MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION            A sale of shares of the Portfolio is a taxable event and
                      may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

                      The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Portfolio are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------

THE SHARE PRICE
OF THE PORTFOLIO      The share price or "net asset value" per share of the
                      Portfolio is computed once each day at the close of regular trading on the New York Stock Exchange (generally
                      4:00 p.m. Eastern time) on each day the Exchange is open for trading. Net asset value per share is computed by dividing the total value of the investments and other assets of the Portfolio, less any liabilities, by the total number of outstanding shares of the Portfolio.


                      Securities listed on a U.S. exchange are valued at the latest quoted sales prices on the day the valuation is made. Securities listed on a U.S. exchange that are not traded on the valuation date are valued at the mean of the bid and ask prices. The values of foreign securities held by each Portfolio are typically determined as of the close of trading of foreign securities in their respective markets. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments will be priced at "fair value". All prices of listed securities are taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no market quotations are readily available are valued in good faith at fair value using methods determined by, or under the supervision of, the Board of Directors of the Fund. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                      In determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank or broker. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.


                      The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.

--------------------------------------------------------------------------------


GENERAL
INFORMATION           The Portfolio is one of five Portfolios of Vanguard
                      Specialized Portfolios, Inc. (the "Fund"). The Fund is a
                      Maryland corporation. The Articles of Incorporation permit the Directors to issue 6,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such classes.
                      Currently the Fund is offering five classes of shares.


                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash for the Utilities Income Portfolio are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any material litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement for the Portfolio ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about the Portfolio, please call our Investor Information Department (1-800-662-7447). NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.



                      The Portfolio's shares are purchased at the next-determined net asset value after your investment has been received. The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).



                      1) Because of the risks associated with common stock and
                         bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Consequently, the Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. The Portfolio also reserves the right to suspend the offering of shares for a period of time.



                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.


ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum), wire ($1,000 minimum), exchange from
                      another Vanguard Fund account ($100 minimum), or Vanguard
                      Fund Express. Subsequent investments to Individual
                      Retirement Accounts may be made by mail ($100 minimum) or
                      exchange from another Vanguard Fund account. In some
                      instances, contributions may be made by wire or Vanguard
                      Fund Express. Please call us for more information on these options.
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                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount of              Additional investments should
                          your initial investment on the            include the Invest-by-Mail
Complete and sign the     registration form, make your              remittance form attached to your
enclosed Account          check payable to The Vanguard             Fund confirmation statements.
Registration Form         Group - 57, and mail to:                  Please make your check payable
                                                                    to The Vanguard Group - 57,
                          VANGUARD FINANCIAL CENTER                 write your account number on
                          P.O. BOX 2600                             your check and, using the return
                          VALLEY FORGE, PA 19482                    envelope provided, mail to the
                                                                    address indicated on the In-
                                                                    vest-by-Mail Form.
For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087                           indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.
                          --------------------------------------------------------------------------

PURCHASING BY WIRE
Money should be
wired to:
BEFORE WIRING
Please contact
Client Services
(1-800-662-2739)                  CORESTATES BANK, N.A.
                                  ABA 031000011
                                  CORESTATES NO. 0101 9897
                                  ATTN VANGUARD
                                  VANGUARD SPECIALIZED PORTFOLIOS
                                  UTILITIES INCOME PORTFOLIO
                                  ACCOUNT NUMBER
                                  ACCOUNT REGISTRATION

                      To assure proper receipt, please be sure your bank includes the Portfolio name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement.
                      NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
--------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open a new account or purchase additional shares
                      by making an exchange from an existing Vanguard account.
                      However, the Portfolio reserves the right to refuse any
                      exchange purchase request. Call our Client Services
                      Department (1-800-662-2739). The new account will have the same registration as the existing account.
--------------------------------------------------------------------------------

PURCHASING BY
FUND EXPRESS
Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as needed" basis. Or if you choose the Automatic Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION                You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Fund shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION

INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING      Under Federal tax laws, the Portfolio is required to
                      distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own Portfolio shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolio's annual capital gains distribution normally occurs in December, while income dividends are generally paid quarterly in March, June, September and December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION

ESTABLISHING OPTIONAL
SERVICES The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES            For our mutual protection, we may require a signature
                      guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates are not available for the Utilities
                      Income Portfolio.

BROKER-DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., a purchase,
                      exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

ELECTRONIC
PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------


WHEN YOUR
ACCOUNT WILL BE
CREDITED Your trade date is the date on which your account is credited. If your purchase is made by check, Federal Funds wire or exchange, and is received by the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.


                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------


SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.


SELLING BY MAIL       Requests should be mailed to VANGUARD FINANCIAL CENTER,
                      VANGUARD SPECIALIZED PORTFOLIOS, P.O. BOX 1120, VALLEY
                      FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard
                      Specialized Portfolios, 455 Devon Park Drive, Wayne, PA
                      19087.)

                      The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
--------------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER            GOOD ORDER means that the request includes the following:
                      1. The account number and Portfolio name.
                      2. The amount of the transaction (specified in dollars or shares).
                      3. The signatures of all owners EXACTLY as they are registered on the account.

                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required in the case of estates, corporations, trusts, and certain other accounts.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT 1-800-662-2739.
--------------------------------------------------------------------------------


SELLING BY
TELEPHONE             To sell shares by telephone you or your pre-authorized
                      representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail.
                      PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 10 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners. Please see
                      "Important Information About Telephone Transactions."

--------------------------------------------------------------------------------

SELLING BY FUND
EXPRESS

AUTOMATIC
WITHDRAWAL
& SPECIAL REDEMPTION  If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on an "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------

SELLING BY
EXCHANGE You may sell shares by making an exchange into another Vanguard Fund account. Please see "Exchanging Your Shares" for details.
--------------------------------------------------------------------------------

IMPORTANT REDEMPTION
INFORMATION           Shares purchased by check or Fund Express may be redeemed
                      at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which
                      may take up to ten calendar days.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION
PROCEEDS Redemption requests received by telephone prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------


VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed. Please see "Statement and Reports" for additional information.

--------------------------------------------------------------------------------


LOW-BALANCE FEE
AND MINIMUM ACCOUNT
BALANCE REQUIREMENT   Due to the relatively high cost of maintaining smaller
                      accounts, the Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($1,000 for Uniform Gifts/Transfers to Minors
                      Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard Assets exceed $50,000.
                      In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.



                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).

--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of the Utilities Income Portfolio of Vanguard Specialized Portfolios for those of other available Vanguard Funds.

EXCHANGING BY
TELEPHONE
Call Client Services
(1-800-662-2739)      When exchanging shares by telephone, please have ready the
                      Portfolio name, account number, Social Security Number or
                      Employer Identification number listed on the account, and
                      exact name and address in which the account is registered.
                      Only the registered shareholder or his or her
                      pre-authorized representative may complete such an
                      exchange. Requests for telephone exchanges received prior
                      to the close of trading on the New York Stock Exchange
                      (generally 4:00 p.m. Eastern time) are processed at the
                      close of business that same day. Requests received after
                      the close of the Exchange are processed the next business
                      day. TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR FROM
                      VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST,
                      VANGUARD INTERNATIONAL EQUITY INDEX FUND AND VANGUARD
                      QUANTITATIVE PORTFOLIOS. If you experience difficulty in
                      making a telephone exchange, your exchange request may be
                      made by regular or express mail, and it will be
                      implemented at the closing net asset value on the date
                      received by Vanguard, provided the request is received in
                      Good Order.
--------------------------------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Portfolio, the
                      name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered
                      account holders. Send your request to VANGUARD FINANCIAL
                      CENTER, VANGUARD SPECIALIZED PORTFOLIOS, P.O. BOX 1120,
                      VALLEY FORGE, PA 19482. (For express or registered mail,
                      send your request to Vanguard Financial Center, Vanguard
                      Specialized Portfolios, 455 Devon Park Drive, Wayne, PA
                      19087.)
--------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      Please read the Fund's prospectus before making an exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase.
                        Therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations of the
                        two accounts are identical.

                      - The shares to be exchanged must be on deposit and not
                        held in certificate form.

                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.

                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received the required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                      The Fund's exchange privilege is only available in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Fund's exchange privilege is not intended to afford
                      shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive if limited to THREE SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from the Portfolio during any twelve-month period. Notwithstanding these limitations, the Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record only.


                      Neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                      VALLEY FORGE, PA 19482, ATTENTION: TRANSFER DEPARTMENT.
                      The request must be in Good Order. TO REQUEST A TRANSFER
                      FORM AND FULL INSTRUCTIONS PLEASE CALL OUR CLIENT SERVICES
                      DEPARTMENT (1-800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.


                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.


                      Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.


                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.


VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchToneTM
                      telephone. This service also lets you obtain information
                      about your account balance, your last transaction, and
                      your most recent dividend or capital gains payment. To
                      contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering
                      detailed operating instructions is available from our
                      Investor Information Department (1-800-662-7447).
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                    LOGO

                    -----------------------------------------------

                    THE VANGUARD GROUP
                     OF INVESTMENT
                     COMPANIES
                    Vanguard Financial Center
                    P.O. Box 2600
                    Valley Forge, PA 19482

                    INVESTOR INFORMATION
                     DEPARTMENT:
                    1-800-662-7447 (SHIP)

                    CLIENT SERVICES
                     DEPARTMENT:
                    1-800-662-2739 (CREW)

                    TELE-ACCOUNT FOR
                     24-HOUR ACCESS:
                    1-800-662-6273 (ON-BOARD)

                    TELECOMMUNICATION SERVICE
                     FOR THE HEARING-IMPAIRED:
                    1-800-662-2738

                    TRANSFER AGENT:
                    The Vanguard Group, Inc.
                    Vanguard Financial Center
                    Valley Forge, PA 19482
                                                                            LOGO

                                                         LOGO
                                            P   R   O  S  P  E  C  T  U  S


                                                     MAY --, 1996


                                                                LOGO

     P057

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--------------------------------------------------------------------------------
                                    VANGUARD
                                    REIT INDEX
                                    PORTFOLIO
                                    Prospectus
                                    May 7, 1996



A Portfolio of
Vanguard
Specialized
Portfolios

--------------------------------------------------------------------------------

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet been effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration qualification under the securities laws of any such state.



                                                  A member of
                                                  THE VANGUARD GROUP

--------------------------------------------------------------------------------
VANGUARD REIT INDEX PORTFOLIO                                A Real Estate Stock
                                                                     Mutual Fund

CONTENTS

Portfolio Expenses            2

A Word About Risk             3

The Portfolio's
Objectives                    3

Who Should Invest             3

Investment Strategies         4

Investment Policies           7

Investment Limitations        8

Investment
Performance                   8

Share Price                   8

Dividends, Capital
Gains, and Taxes              9

The Portfolio
and Vanguard                 10

Investment Adviser           10

General Information          10

Investing with
Vanguard                     11

Services and

Account Features             12

Types of Accounts            12

Distribution Options         13

Buying Shares                14

Redeeming Shares             15

Fund and Account
Updates                      18

Prospectus Postscript        19

Glossary                     Inside Back Cover

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND POLICIES

Vanguard REIT Index Portfolio (the "Portfolio") is a diversified mutual fund, a part of Vanguard Specialized Portfolios, Inc. (the "Fund"), an open-end investment management company.

    The Portfolio seeks to provide a high level of income and moderate long-term capital growth by investing in stocks issued by real estate investment trusts (known as "REITs"). The Portfolio invests in the stocks that make up the Morgan Stanley REIT Index, a benchmark of U.S. property trusts.

    IT IS IMPORTANT TO NOTE THAT THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

FEES AND EXPENSES

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

  The REIT Index Portfolio charges a 1% transaction fee if you redeem (that is, sell or exchange) shares held less than one year.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

A Statement of Additional Information containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1- 800-662-7447.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of the REIT Index Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                  Vanguard REIT Index Portfolio

WHO SHOULD INVEST (page 3)

- Investors looking to diversify their stock, bond, and cash investments with exposure to real estate.

-        Investors looking for a simple, low-cost way to invest in real estate.

- Investors seeking a stock fund that offers the potential for above-average dividend income.

- Investors wanting modest growth of their capital over the long-term -- at least five years.

WHO SHOULD NOT INVEST

-        Investors unwilling to accept significant fluctuations in share price.

- Investors seeking a mutual fund that invests in a variety of industries.

RISKS OF THE PORTFOLIO (pages 3 - 7)

The Portfolio's total return will fluctuate, so an investor could lose money over short, or even extended, periods. More specifically, the REIT Index Portfolio is subject to, among other risks:

- Real estate industry risk (the chance that property values will fall due to a variety of factors, such as extended vacancies, and property tax and zoning law changes).

- Market risk (the chance that stock market prices will fall, sometimes suddenly and sharply).

- Interest rate risk (the chance that changes in interest rates will hurt real estate values).

DIVIDENDS AND CAPITAL GAINS (page 9)

Dividends are paid in March, June, September and December. Capital gains, if any, are paid in December.

INVESTMENT ADVISER (page 10)
Vanguard Core Management Group, Valley Forge, PA.

INCEPTION DATE: May 7, 1996

PORTFOLIO'S ESTIMATED EXPENSE RATIO:
0.35%

LOADS, 12b-1 MARKETING FEES: None

SUITABLE FOR IRAS: Yes

MINIMUM INITIAL INVESTMENT: $3,000;
$1,000 for IRAs and custodial accounts

NEWSPAPER ABBREVIATION: SP REITs

VANGUARD FUND NUMBER: xxx

ACCOUNT FEATURES (page 12)

  -      Telephone Redemption
  -      Vanguard Direct Deposit Service(sm)
  -      Vanguard Automatic Exchange Service(sm)
  -      Vanguard Fund Express(R)
  -      Vanguard Dividend Express(sm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Plain Talk About

                                   VANGUARD'S
                                TRANSACTION FEES

Some of Vanguard's index portfolios charge a transaction fee to offset the higher costs of buying and selling certain securities. The transaction fee ensures that these higher costs are borne by the investors making the transactions -- and not by shareholders already in the portfolio. At Vanguard, all fees are paid directly to the portfolio itself (unlike a sales charge or load, which -- for many fund companies -- ends up in the pocket of the sponsor, adviser, or sales representative). Without the fee, an index portfolio would have trouble tracking its target index. What's more, portfolio expenses would increase -- thereby reducing investment returns for all shareholders.


                                Plain Talk About

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of a fund. Vanguard REIT Index Portfolio's expense ratio in fiscal year 1996 is expected to be 0.35%, or $3.50 per $1,000 of average net assets. As of December 31, 1995, the average real estate mutual fund had expenses of 1.37%, or $13.70 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.
--------------------------------------------------------------------------------

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

    As noted in this table, you do not pay a load or sales commission when you buy, sell, or exchange shares of the Portfolio.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                       See below
Exchange Fees:                                              None


    The REIT Index Portfolio charges a 1% transaction fee on redemptions (sales and exchanges) of shares that have been held less than one year. The fee is deducted before your redemption proceeds are mailed to you or used to purchase shares of another Vanguard Fund; you cannot pay the fee separately. If some of the shares that you are redeeming have been held more than one year, the fee will apply to only those shares held less than one year. The fee does not apply to reinvested dividends and capital gains.

    The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are estimates for the Portfolio's first full year since the Portfolio was not in operation until May 7, 1996.

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES

Management and Administrative Expenses:                      0.27%
Investment Advisory Expenses:                                0.02%
12b-1 Marketing Fees:                                        None
Other Expenses
    Marketing and Distribution Costs:                0.02%
    Miscellaneous Expenses (e.g., Taxes, Auditing):  0.04%
                                                     ----
Total Other Expenses:                                        0.06%
                                                             ----
    TOTAL OPERATING EXPENSES (EXPENSE RATIO):                0.35%
                                                             ====


    The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Portfolio provides a return of 5% a year (2) that you redeem your investment at the end of each period, and (3) that the 1% redemption fee was deducted from shares held less than one year.



                          1 YEAR              3 YEARS
--------------------------------------------------------------------------------
                          $13.50                $12



THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard REIT Index Portfolio. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in the REITIndex Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

    Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, may confront.

THE PORTFOLIO'S OBJECTIVES

Vanguard REIT Index Portfolio seeks to provide above-average income and long-term growth of capital. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

      BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

The REIT Index Portfolio may be a suitable investment for you if:

- You want to add real-estate exposure to your existing mix of stock, bond, and money market mutual funds.

- You seek a stock fund that provides above-average income and the potential for long-term capital growth.

- You are looking for an investment that performs differently than a diversified stock or bond fund.

- You characterize your investment temperament as "somewhat conservative."

    This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

- The Portfolio charges a 1% redemption fee on shares held less than one year.
--------------------------------------------------------------------------------
                                Plain Talk About
                                      REITs

Rather than owning properties directly -- which can be costly and difficult to convert into cash when needed -- some investors buy shares in a company that owns and manages real estate. This company is known as a real estate investment trust, or REIT. To qualify for favorable tax treatment under the Internal Revenue Code, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations.


                                Plain Talk About
                                INVESTING FOR THE
                                    LONG TERM

Vanguard REIT Index Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock or real estate markets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Plain Talk About
                                     INDEXES

An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index can cover a very broad range of securities, such as the entire U.S. stock market, or a specific market segment, such as small-company stocks or real estate investment trusts.


                                Plain Talk About
                                  ACTIVE VERSUS
                               PASSIVE MANAGEMENT

Index portfolios are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, passive managment -- also known as indexing -- tries to match, as closely as possible, the performance of a target index by either holding all -- or a representative sample -- of the securities in the index. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); relative performance predictability (an index portfolio is expected to move in the same direction -- up or down -- as its target index); and low cost (most index portfolios keep securities-trading activity -- and thus brokerage commissions -- to a minimum).
--------------------------------------------------------------------------------
- The Portfolio reserves the right to reject any purchase request -- including exchanges from other Vanguard Funds -- that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Portfolio (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

- The Portfolio reserves the right to stop offering shares at any time.

INVESTMENT STRATEGIES

This section explains how the Portfolio's investment adviser tries to provide income and long-term capital growth by matching the performance of the Morgan Stanley REIT Index. It also explains three important risks -- real estate industry risk, market risk, and interest rate risk -- faced by investors in the Portfolio. Unlike the Portfolio's investment objectives, the adviser's investment strategies are not fundamental and can be changed by the Portfolio's Board of Directors without shareholder approval. However, before making any important change in its strategies, the Portfolio will give shareholders 30-days' notice, in writing.

SECURITY SELECTION AND PORTFOLIO DIVERSIFICATION

The REIT Index Portfolio employs a "passively" managed investment approach. Vanguard Core Management Group, the Portfolio's adviser, seeks to match the performance of the Portfolio's target benchmark, the Morgan Stanley REIT Index.

    The REIT Index Portfolio buys every stock found in the Morgan Stanley REIT Index in roughly the same proportions as in the Index itself. For example, if 5% of the Morgan Stanley REIT Index were made up of the stock of a specific REIT, the Portfolio would invest the same percentage of its assets in that stock.

      AN INDEX FUND HAS OPERATING EXPENSES; AN UNMANAGED MARKET INDEX DOES NOT. THEREFORE, AN INDEX FUND WILL NOT BE ABLE TO MATCH THE PERFORMANCE OF ITS TARGET INDEX EXACTLY. AN INDEX FUND'S RETURN IS EXPECTED TO BE ABOUT 0.3% TO 0.5% LOWER THAN THE RETURN OF ITS TARGET INDEX.

    The Morgan Stanley REIT Index is made up of the stocks of all publicly traded equity REITs (except healthcare) that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $75 million and have enough shares and trading volume to be considered "liquid."

    As of (date), XX REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed because of a merger, acquisition, leveraged buy-out (LBO), bankruptcy, IRS removal of REIT status, or fundamental change in business.

    Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and regions.

    The Index's makeup, as of May XX, 1995, follows.


                          THE MORGAN STANLEY REIT INDEX
                               as of May XX, 1995



    Retail Stores                   38.7%
    Apartments                      30.4
    Industrial                      8.6
    Office                          5.1
    Storage                         3.7
    Manufactured Homes              2.5
    Restaurants                     2.4
    Hotels                          1.2
    Other                           7.4

                              [PIE CHART TO COME]

    The Index's "top ten" stocks are expected to make up about 25% to 30% of its market value. The Index's top ten stocks, as of May XX, 1995, follow.

     1.  Security Capital Pacific Trust
     2.  Simon Property Group
     3.  New Plan Realty
     4.  Security Capital Industrial
     5.  Equity Residential Properties Trust
     6.  Weingarten
     7.  Kimco Realty
     8.  Vornado Realty
     9.  Franchise Financial Corporation
    10.  United Dominion Realty

    Vanguard REIT Index Portfolio is not sponsored, sold, promoted, or endorsed by Morgan Stanley.

PORTFOLIO TURNOVER

Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they've been held. However, because of its passive management approach, the Portfolio's turnover rate is expected to be less than 25%. (A rate of 100% would mean that all of a Portfolio's assets were sold or replaced with other securities within a one-year period.) Generally, an index portfolio only sells securities to respond to redemption requests or to dispose of stocks that have been removed from its target index.

MARKET EXPOSURE

The Portfolio attempts to remain fully invested in the stocks of real estate investment trusts.

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                                Plain Talk About
                                 TYPES OF REITS

An equity REIT, which owns properties, generates income (from rental and lease payments), and offers the potential for growth (from property appreciation), as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income, more income potential than equity REITs, but are also subject to credit risks (that is, the chance that a developer will fail to repay a loan). A third kind, the hybrid REIT, holds both properties and mortgages.

                                Plain Talk About
                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

                                Plain Talk About
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed funds investing in common stocks is 75%.
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                                Plain Talk About
                               LARGE-CAP, MID-CAP,
                              AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines small-capitalization, or small-cap, funds as those holding stocks of companies with an average total market value of less than $750 million. Large-cap funds hold stocks of companies with an average market value exceeding $5 billion. Mid-cap funds hold stocks of companies with an average market value between $750 million and $5 billion.
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[FLAG SYMBOL]    THE PORTFOLIO IS SUBJECT TO REAL ESTATE INDUSTRY RISK, WHICH IS
                 THE POSSIBILITY THAT A REIT'S PROPERTIES COULD FALL IN VALUE.

    Because of its emphasis on REIT stocks, the Portfolio's performance is strongly linked to the ups and downs of the real estate market. In general, real estate values are affected by a variety of factors, including property as well as supply and demand; the economic health of the country local areas; and the strength of specific industries renting properties. Ultimately, a REIT's performance depends on the types and locations of the properties it owns. For instance, rental income and property values could decline because of overbuilding, extended vacanies, an increase in property taxes, changes in zoning laws, increased competition from nearby properties, tenants' failure to pay rent, environmental problems, uninsured damages caused by natural disasters, incompetent property management, a general decline in the neighborhood, or losses due to casualty or condemnation.

[FLAG SYMBOL]    THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE
                 POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT
                 OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN
                 CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS
                 OF FALLING STOCK PRICES.

    To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to lessen over the long term.

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                     U.S. Stock Market Returns (1926 - 1995)
-----------------------------------------------------------------------
                  1 Year      5 Years    10 Years    20 Years
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Best              +53.9%       +23.9%      +20.1%      +16.9%
Worst            - 43.3       - 12.5       - 0.9        +3.1

Average           +12.5        +10.3       +10.7       +10.7
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    The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1995. For example, while the average return on stocks for the 5-year period was +10.3%, returns ranged from a - 12.5% average (from 1928 through 1932), to +23.9% (from 1951 through 1955). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or the REIT Index Portfolio in particular.

    REITs in the Morgan Stanley REIT Index tend to be medium-size and small companies; their market capitalizations generally range from $75 million to $1.3 billion. Therefore, REIT stocks will be more volatile and at times will perform differently from -- the large-cap and mid-cap stocks found in the S&P 500 Index.

    In addition, because small-cap stocks are not as easily converted to cash, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.
                                 [FLAG SYMBOL]

      THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT INTEREST-RATE CHANGES COULD HURT REIT PERFORMANCE.

    In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly to obtain.

INVESTMENT POLICIES

Besides investing in REIT stocks, the Portfolio may follow a number of investment policies to achieve its objectives.

                                 [FLAG SYMBOL]

      THE PORTFOLIO RESERVES THE RIGHT TO INVEST, AND TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, AND SWAP AGREEMENTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES. HOWEVER, USING DERIVATIVES IS NOT A STANDARD PART OF THE ADVISER'S APPROACH TO INVESTING.

    Losses involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio.

    This Portfolio will not use futures, options, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash or short-term, cash-equivalent securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Portfolio's assets -- up to 5% if required for deposit and no more than 20% of total assets -- may be committed to such contracts.

    The reasons for which the Portfolio may use futures, options, and swap agreements are:

-   To make it easier to trade.

- To reduce costs -- and to improve returns -- by buying futures, options, or swap agreements instead of actual stocks when they are cheaper.

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

                                Plain Talk About
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) another security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

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                                Plain Talk About

                                 CASH RESERVES

With mutual funds, holding "cash" does not mean literally that the fund holds a stack of currency. Rather, cash reserves also refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds hold at least a small percentage of assets in cash to accommodate shareholder redemption.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other equity funds allow investment advisers to hold up to 20% or more of a fund's assets in cash reserves.

                                Plain Talk About

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

--------------------------------------------------------------------------------

         The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.

INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolio has adopted limits on some of its investment practices. Specifically, the Portfolio will not:

- Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

- A Borrow money, except for the purpose of meeting shareholder requests to redeem shares. With respect to 75% of its assets, this Portfolio will not:

- Invest more than 5% in the securities of any one company.

- Buy more than 10% of the outstanding voting securities of any company.

         The limitations listed in this prospectus and in the Statement of Additional Information may be changed only by approval of a majority of the Portfolio's shareholders.

INVESTMENT PERFORMANCE

Vanguard REIT Index Portfolio invests primarily in stocks of real estate investment trusts, so its performance is somewhat correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term. There may be periods, however, when REITs perform quite differently from the broader market.

         From time to time, the Vanguard Funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the fund.


SHARE PRICE

The Portfolio's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4:00 p.m. Eastern time) of the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Portfolio shares outstanding:

                                    TOTAL ASSETS   -   LIABILITIES
NET ASSET VALUE      =      ---------------------------------------------
                                     NUMBER OF SHARES OUTSTANDING

         Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

         The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Portfolio's name, but the most common is SP REITs.

DIVIDENDS, CAPITAL GAINS,
AND TAXES

Each March, June, September, and December, the REIT Index Portfolio will distribute to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities will be distributed in December. You may receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Portfolio. In either case, distributions of dividends or capital gains that are declared in December -- even if paid to you in January -- are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and send you a statement each year showing the tax status of your distribution.


- The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Portfolio does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Portfolio. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares of the Portfolio, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your Federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

- Any dividends received from REITs -- and dividends distributed by funds that invest in REITs -- are not eligible for the dividends-received deduction for corporations.

------------------------------------------------------------------------

                                Plain Talk About

                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either income dividend or capital gains distributions. Income dividends come from the dividends that the fund earns from its stock holdings and interest it receives from its money market and bond investments. Capital gains are realized when the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                Plain Talk About

                              "BUYING A DIVIDEND"

Unless you are investing in a tax-sheltered retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

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                                Plain Talk About

                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the Funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its Funds at cost. Instead of distributing profits as other mutual fund companies do, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                Plain Talk About

                            THE PORTFOLIO'S ADVISER

Vanguard Core Management Group, provides investment advisory services to several Vanguard Funds; total assets under management were $33 billion as of December 31, 1995, the Group managed $33 billion in assets. The individual who is primarily responsible for overseeing each Portfolio's investments is:

GEORGE U. SAUTER, Principal of Vanguard, 11 years investment experience, 9 years primary responsibility for Vanguard Core Management Group; AB from Dartmouth College, M.B.A. from the University of Chicago.

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         The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Portfolio.

THE PORTFOLIO AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $190 billion. All of the Vanguard Funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

         Vanguard also provides marketing services to the Funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each Fund pays its allocated share of The Vanguard Group's costs.

         A list of the Fund's Directors and Officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

Vanguard Core Management Group provides investment advisory services on an at-cost basis to the Portfolio.


GENERAL INFORMATION

The REIT Index Portfolio is one of five Portfolios of Vanguard Specialized Portfolios, Inc., a corporation organized under the laws of the State of Maryland. The other Portfolios are the Energy, Gold & Precious Metals, Healthcare, and Utilities Income Portfolios. The Portfolios are all combined under one corporation for administrative purposes, but operate as separate corporations in virtually all respects.

         Shareholders of the REIT Index Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Although the Portfolio does not usually hold an annual meeting, shareholders may request one under certain circumstances, which are described in the Statement of Additional Information.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to Fund information? Establish an account for a minor child or for your retirement savings?

        Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

        The following sections of the prospectus briefly explain the many services we offer you as a Vanguard REIT Index Portfolio shareholder. Booklets providing detailed information are available on the services marked with a [BOOK SYMBOL]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

We offer a variety of options designed to fit your financial planning needs, including . . .

- Automatic methods for depositing your paycheck or government check, and moving money between Vanguard Fund accounts or between your Vanguard Fund account and your bank account.

- A cost-effective way to complement your Vanguard mutual fund shares with individual stocks, bonds, and options.

TYPES OF ACCOUNTS

You can establish an account for yourself (or yourself and another party), a minor child, a trust, or an organization, or as a third-party trustee retirement investment. We also offer retirement accounts for individuals, self-employed people, small businesses, partnerships, corporations, and tax-exempt institutions.

DISTRIBUTION OPTIONS

You can receive your dividends and capital gains in cash, or reinvest them in additional Portfolio shares.

BUYING SHARES

It's easy to open an account or add money to an existing account.

REDEEMING SHARES

You can withdraw money you have invested in the Portfolio by selling or exchanging shares.

FUND AND ACCOUNT UPDATES

- Our clear, concise Portfolio Summaries and tax statements help you keep track of your Vanguard investments throughout the year as well as when you are preparing your income tax returns.

- Twice each year, you will receive comprehensive fund reports about Vanguard Selected Value Portfolio. These reports include an assessment of the Portfolio's performance (and a comparison to its benchmark index) as well as a complete listing of its holdings.

- Vanguard Tele-Account(R) offers toll-free Fund and account information 24 hours a day from any TouchTone(TM) telephone.

- You can use your personal computer to obtain share price, yield, and total return--as well as general investment information--through Vanguard Online(SM) and the World Wide Web.

    Investor Information  1-800-662-7447   -   Client Services  1-800-662-2739

                          Tele-Account  1-800-662-6273


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to purchase, sell, or exchange shares.

----------------------------------------------------------------------------------------------------------------
Telephone Redemptions      Automatically set up for this Portfolio unless you notify us otherwise.
(Sales and Exchanges)
----------------------------------------------------------------------------------------------------------------
Vanguard Direct Deposit    Automatic method for depositing your paycheck or U.S. Government payment
Service [BOOK SYMBOL]      (including Social Security and Government pension checks) into your account.
----------------------------------------------------------------------------------------------------------------
Vanguard Automatic         Automatic method for moving a fixed amount of money from one Vanguard Fund
Exchange Service           account to another.*
[BOOK SYMBOL]
----------------------------------------------------------------------------------------------------------------
Vanguard Fund Express      Electronic method for purchasing or selling shares: transferring money between
[BOOK SYMBOL]              your Vanguard Fund account and an account at your bank, savings and loan, or credit union--on a systematic schedule or whenever you wish.*
----------------------------------------------------------------------------------------------------------------
Vanguard Dividend          Electronic method for transferring dividends and/or capital gains distributions
Express                    directly from your Vanguard Fund account to your bank, savings and loan, or
[BOOK SYMBOL]              credit union account or to another Vanguard Fund account.
----------------------------------------------------------------------------------------------------------------
Vanguard Brokerage         A way to trade stocks, bonds, and options on major exchanges, Nasdaq, and other
Services (VBS)             domestic over-the-counter markets at reduced rates, and to buy and sell shares
[BOOK SYMBOL]              of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.
----------------------------------------------------------------------------------------------------------------

*Can be used to "dollar-cost average" [BOOK SYMBOL] or to contribute to an IRA or other retirement plan.


TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of account types.

----------------------------------------------------------------------------------------------------------------
For One or More People     To open an account in the name of one (individual) or more (joint tenants)
                           people. $3,000 minimum initial investment.
----------------------------------------------------------------------------------------------------------------
For a Minor Child          To open an account as an UGMA/UTMA (Uniform Gifts/Transfers to Minors Act). Age
[BOOK SYMBOL]              of majority and other transfer requirements are set by state law. $1,000 minimum initial investment.
----------------------------------------------------------------------------------------------------------------
For Holding Trust Assets   To register assets held in an existing trust agreement. $3,000 minimum initial
[BOOK SYMBOL]              investment.
----------------------------------------------------------------------------------------------------------------

                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273


TYPES OF ACCOUNTS (CONTINUED)

----------------------------------------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE      To open an account as a retirement trust or plan based on an existing corporate
RETIREMENT INVESTMENTS       or institutional plan. These accounts are established by the custodian or
(Vanguard is not the         trustee of the existing plan.
custodian or trustee)
----------------------------------------------------------------------------------------------------------------
FOR AN ORGANIZATION          To open an account as a corporation, partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.
----------------------------------------------------------------------------------------------------------------

RETIREMENT

These accounts must be established with a Vanguard adoption agreement-not a Vanguard account registration form--and may require additional documentation. To request the appropriate adoption agreement and forms or to receive answers to your questions about investing for retirement, call Investor Information.

----------------------------------------------------------------------------------------------------------------
FOR AN INDIVIDUAL               To open a retirement account in the name of an individual. IRAs can also be
RETIREMENT ACCOUNT              established through direct rollovers from an employer's plan such as a 401(k),
(IRA)                           or through an asset transfer from another financial institution such as a bank
(Vanguard Fiduciary Trust       or mutual fund company. $1,000 minimum initial investment.
Company is the custodian)
----------------------------------------------------------------------------------------------------------------
FOR A SIMPLIFIED EMPLOYEE       To open a retirement account in the name of an employee. SEPs allow employers to
PENSION PLAN ACCOUNT            make deductible contributions directly to IRAs established for their employees.
(SEP-IRA)                       A SEP can be established by self-employed individuals, small businesses,
(Vanguard Fiduciary Trust       partnerships, or corporations.
Company is the custodian)
----------------------------------------------------------------------------------------------------------------
FOR A QUALIFIED RETIREMENT      To open a retirement account that allows small business owners (and their
PROGRAM ACCOUNT                 employees) or self-employed individuals to make tax-deductible retirement
(Vanguard Fiduciary Trust       contributions into HR-10 (Keogh), Profit-Sharing, or Money Purchase Pension
Company can be the custodian)   plans.
----------------------------------------------------------------------------------------------------------------
FOR A 403(b)(7) PLAN ACCOUNT    To open a retirement account that allows employees of tax-exempt institutions
(Vanguard Fiduciary Trust       (for example, schools or hospitals) to make tax-deductible retirement
Company is the custodian)       contributions.
----------------------------------------------------------------------------------------------------------------


DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

----------------------------------------------------------------------------------------------------------------
REINVESTMENT          Dividends and capital gains are reinvested in additional shares of the Portfolio.
----------------------------------------------------------------------------------------------------------------
DIVIDENDS IN CASH     Dividends are paid by check and mailed to your account's address of record, and capital gains are reinvested in additional shares of the Portfolio.
----------------------------------------------------------------------------------------------------------------

                     INVESTOR INFORMATION   1-800-662-7447
                         CLIENT SERVICES 1-800-662-2739
                         TELE-ACCOUNT   1-800-662-6273

DISTRIBUTION OPTIONS (CONTINUED)

--------------------------------------------------------------------------------
DIVIDENDS AND                   Both dividends and capital gains are paid by
CAPITAL GAINS IN CASH           check and mailed to your account's address of
                                record.
--------------------------------------------------------------------------------

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To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard Fund account, see Vanguard Dividend Express under "Services and Account Features."
--------------------------------------------------------------------------------

BUYING SHARES

The price you pay for your shares is the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4:00 p.m. Eastern time (the close of trading on the New York Stock Exchange). The Portfolio is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

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                                OPEN A                                   ADD TO AN
                                NEW ACCOUNT                              EXISTING ACCOUNT
--------------------------------------------------------------------------------------------------------------
MINIMUM INVESTMENT              $3,000 (regular account); $1,000         $100 by mail or exchange; $1,000
                                (retirement and custodial accounts).     by wire.

BY MAIL                         Complete and sign the application form.  Mail your check with an Invest-By-
[ENVELOPE SYMBOL]                                                        Mail form detached from your
FIRST-CLASS mail to:                                                     confirmation statement to the address
Vanguard Financial Center                                                listed on the form.
P.O. Box 2600
Valley Forge, PA 19482          Make your check payable to:              Make your check payable to:
                                The Vanguard Group--*.                    The Vanguard Group--*.

EXPRESS OR REGISTERED mail to:  All purchases must be made in U.S.       All purchases must be made in U.S.
Vanguard Financial Center       dollars, and checks must be drawn        dollars, and checks must be drawn
455 Devon Park Drive            on U.S. banks.                           on U.S. banks.
Wayne, PA 19087
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BY TELEPHONE                    Call Vanguard Tele-Account* 24           Call Vanguard Tele-Account* 24
[TELEPHONE SYMBOL]              hours a day--or Client Services          hours a day--or Client Services
1-800-662-6273                  during business hours--to                during business hours--to
Vanguard Tele-Account           exchange from another Vanguard           exchange from another Vanguard
                                Fund account with the same               Fund account with the same
1-800-662-2739                  registration (name, address, and         registration (name, address, and
Client Services                 taxpayer I.D. number).                   taxpayer I.D. number).

                                                                         Use Vanguard Fund Express (see
                                                                         "Services and Account Features")
                                                                         to transfer assets from your
                                                                         bank account. Call Client
                                                                         Services before your first use
                                                                         to verify that this option is in
                                                                         place.



                                *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.
--------------------------------------------------------------------------------

                     INVESTOR INFORMATION   1-800-662-7447
                         CLIENT SERVICES 1-800-662-2739
                         TELE-ACCOUNT   1-800-662-6273


BUYING SHARES (CONTINUED)


---------------------------------------------------------------------------------------------------------
                               OPEN A                                ADD TO AN
                               NEW ACCOUNT                           EXISTING ACCOUNT
---------------------------------------------------------------------------------------------------------
BY WIRE                        Call Client Services to arrange your  Call Client Services to arrange your
                               wire transaction.                     wire transaction.
Wire to:
CoreStates Bank, N.A.          Wire transactions are not available   Wire transactions are not available
ABA 031000011                  for retirement accounts.              for retirement accounts.
CoreStates No 01019897
[Temporary Account Number]
Vanguard REIT Index Portfolio
[Account Registration]
[Attn Vanguard]
---------------------------------------------------------------------------------------------------------

AUTOMATICALLY                                                        Vanguard offers a variety of ways
                                       --                            that you can add to your account
                                                                     automatically. See "Services and
                                                                     Account Features."
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares purchased by check or Vanguard Fund Express can be redeemed at any time. However, while your redemption request will be processed as soon as it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten days.
--------------------------------------------------------------------------------


It is important that you call Vanguard before you invest a large dollar amount by wire or check. Vanguard must consider the interests of all Portfolio shareholders and so reserves the right to delay or refuse any purchase that may disrupt the Portfolio's operation or performance.


REDEEMING SHARES

--------------------------------------------------------------------------------
IMPORTANT TAX NOTE: Any sale or exchange of shares in a non-retirement account could result in a taxable gain or a loss.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
A 1% fee is charged for all redemptions (sales and exchanges) of Vanguard REIT Index Portfolio shares held less than one year.
--------------------------------------------------------------------------------

The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

        To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

        -  Portfolio name.
        -  10-digit account number.
        -  Name and address exactly as registered on that account.
        - Social Security or Employer Identification number as registered on that account.

        If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

                     INVESTOR INFORMATION   1-800-662-7447
                         CLIENT SERVICES 1-800-662-2739
                         TELE-ACCOUNT   1-800-662-6273


REDEEMING SHARES (CONTINUED)

        If we follow reasonable security procedures, neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. However, if we do not follow these or other reasonable procedures, Vanguard may be liable for any losses resulting from unauthorized or fraudulent transactions.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares (at least $1,000 in shares must remain in your account). The Portfolio will deduct a $10 annual fee if your non-retirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard Fund account assets are $50,000 or more.

        Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives all required documents in good order.

        Good order means that the request includes:

        -  Portfolio name and account number.
        -  Amount of the transaction (in dollars or shares).
        -  Signatures of all owners exactly as registered on the account.
        -  Signature guarantees (if required).
        -  Any supporting legal documentation that may be required.
        -  Any certificates you are holding for the account.

        Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the next business day's net asset value.

--------------------------------------------------------------------------------
Some written requests require a signature guarantee from a bank, broker, or other acceptable institution. A notary public cannot provide a signature guarantee.
--------------------------------------------------------------------------------

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard Fund to purchase shares of another.

        Although every effort will be made to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

        Because excessive exchanges can potentially disrupt the management of the Portfolio and increase transaction costs, Vanguard has established a policy of limiting exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Portfolio during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Portfolio or a series of movements between Vanguard Funds.

        Before you exchange into a new Vanguard Fund, please read its prospectus. For a copy and for answers to questions you might have, please call Investor Information.

                     INVESTOR INFORMATION   1-800-662-7447
                         CLIENT SERVICES 1-800-662-2739
                         TELE-ACCOUNT   1-800-662-6273


REDEEMING SHARES (CONTINUED)

SELLING OR EXCHANGING SHARES    ACCOUNT TYPE
--------------------------------------------------------------------------------
BY TELEPHONE                    ALL TYPES EXCEPT RETIREMENT:
[TELEPHONE SYMBOL]
1-800-662-6273                  Call Vanguard Tele-Account* 24 hours a day--or
Vanguard Tele-Account           Client Services during business hours--to
                                request a sale or exchange of shares. You can
1-800-662-2739                  exchange shares from this Portfolio to open an
Client Services                 account in another Vanguard Fund or to add to
                                an existing Vanguard Fund account with an identical registration.

                                RETIREMENT:

                                You can exchange--but not sell--shares by calling Tele--Account or Client Services.

                                *You must obtain a Personal Identification
                                Number through Tele-Account at least seven days
                                before you request your first redemption.
--------------------------------------------------------------------------------
BY MAIL                         ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE SYMBOL]
FIRST-CLASS Mail to:            Send a letter of instruction signed by all
Vanguard Financial Center       registered account holders. Include the
Vanguard REIT Index Portfolio   Portfolio name and account number and (if you
P.O. Box 1120                   are selling) a dollar amount or number of shares
Valley Forge, PA 19482          OR (if you are exchanging) the name of the Fund
                                you want to exchange into and a dollar amount or number of shares.

                                RETIREMENT:

EXPRESS or REGISTERED mail to:  Call Client Services (for IRAs) or Individual
Vanguard Financial Center       Retirement Services (for SEP-IRAs and Keogh,
Vanguard REIT Index Portfolio   Profit-Sharing, and Money Purchase Pension
455 Devon Park Drive            plans: 1-800-662-2003) for information on how to
Wayne, PA 19087                 request a distribution. Depending on your
                                account registration type, additional
                                documentation may be required.
--------------------------------------------------------------------------------
AUTOMATICALLY                   ALL TYPES EXCEPT RETIREMENT:

                                Vanguard offers several ways to sell or exchange shares automatically (see "Services and Account Features"). Call Investor Information for the appropriate booklet and application if you did not elect a feature when you opened your account.
--------------------------------------------------------------------------------

It is important that you call Vanguard before you redeem a large dollar amount. In protecting the interests of all Portfolio shareholders, Vanguard may not be able to deliver your redemption proceeds immediately if the amount is considered to be disruptive to the Portfolio's operation or performance. Vanguard reserves the right to take up to seven days to deliver your redemption proceeds.

--------------------------------------------------------------------------------
                        A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

        If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.
--------------------------------------------------------------------------------

                     INVESTOR INFORMATION   1-800-662-7447
                         CLIENT SERVICES 1-800-662-2739
                         TELE-ACCOUNT   1-800-662-6273

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you a variety of statements to help you monitor your account activity and to help you complete your tax returns. You will also receive annual and semi-annual financial reports on the Portfolio's operation and performance.

--------------------------------------------------------------------------------
CONFIRMATION STATEMENT        Sent each time you purchase, exchange, or redeem
                              shares; confirms the date and the amount of the
                              transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY             Mailed quarterly; shows the market value of your
                              account as of the close of the statement period,
                              as well as distributions, purchases, exchanges,
                              and redemptions for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS        Mailed in March and September for this Portfolio.
--------------------------------------------------------------------------------
TAX STATEMENTS                Generally mailed in January; report previous
                              year's dividend and capital gains distributions,
                              proceeds from the sale of shares, and
                              distributions from IRAs or other retirement
                              accounts.
--------------------------------------------------------------------------------
AVERAGE COST STATEMENT        Issued quarterly for taxable accounts (accompanies
[BOOK SYMBOL]                 your Portfolio Summary); shows the average cost of
                              shares that you redeemed during the previous
                              quarter, using the average cost single category
                              method.
--------------------------------------------------------------------------------

AUTOMATED TELEPHONE ACCESS
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT         Toll-free access to total return, share price,
                              price change, and yield quotations through any
1-800-662-6273                TouchTone telephone. Also provides your account
                              balance (in dollars and shares), last transaction,
Any time, seven days a week,  redemptions by check during the last three months,
from anywhere in the          and the latest dividend or capital gains
continental United States     distribution. Permits exchanges and sales of
and Canada                    Portfolio shares.
[BOOK SYMBOL]
--------------------------------------------------------------------------------

COMPUTER ACCESS
--------------------------------------------------------------------------------
VANGUARD ONLINE               Information via your personal computer on Fund
                              share price, yield, and total return; offered
KEYWORD: vanguard             through America Online (AOL). To establish an AOL
                              account, call 1-800-238-6336.
--------------------------------------------------------------------------------
VANGUARD ON THE               An education-oriented website offering news and
WORLD WIDE WEB                information about Vanguard Funds and services, as
                              well as interactive, easy-to-use investment
ADDRESS:                      planning tools.
http://www.vanguard.com
--------------------------------------------------------------------------------

Shares of the Portfolio may only be sold in those states in which they are registered. The Portfolio's shares are currently registered for sale in all 50 states, and the Portfolio intends to maintain such registration.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard REIT Index Portfolio, including its investment objectives, risks, strategies, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in this Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

    - The Portfolio's objectives? (page 3)

    - The definition of a REIT? (page 3)

    - The Portfolio's investment strategies? (page 4)

    - Who should invest in the Portfolio? (page 3)

    - The risks associated with the Portfolio? (pages 3 - 7)

    - Whether the Portfolio is Federally insured?
      (inside front cover)

    - The Portfolio's estimated expenses? (page 2)

    - How to open an account? (page 14)

    - How to sell or exchange shares? (page 15)

    - How often you'll receive statements and financial reports?
      (page 18)
-------------------------------------------------------------------------------
                                Plain Talk About

                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard REIT Index Portfolio is suitable for your investment goals. If you decide to invest, don't throw the prospectus out: you will no doubt need it for future reference.
-------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, investment contracts, and U.S. Treasury bills.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which are paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by the fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EQUITY REIT

Stocks of real estate investment trusts (REITs) that earn rental income by investing in land and buildings.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INDUSTRY CONCENTRATION

Focusing on the securities of a specific industry (such as real estate, technology, or utilities).

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund tries to match -- rather than outperform -- a particular market index. Also known as indexing.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security.

PRINCIPAL

The amount of your own money you put into an investment.

REAL ESTATE INVESTMENT TRUST (REIT)

A company that owns and manages a portfolio of properties.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

--------------------------------------------------------------------------------
                             [LOGO VANGUARD GROUP]

                          HMS Vanguard was the flagship
                          of Lord Nelson at the Battle
                          of the Nile in 1798. Vanguard
                          was chosen as the name of
                          The Vanguard Group because of
                          the significance of its traditional
                          meaning: "the advance guard"
                          or "leadership of a new trend."


THE VANGUARD GROUP
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION DEPARTMENT
1-800-662-7447 (SHIP)
TEXT TELEPHONE:
1-800-952-3335
For Information on our Funds,
Fund Services, Retirement
Accounts; Requests for
Literature

CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)
TEXT TELEPHONE:
1-800-662-2738
For Information on Your
Account, Account Transactions,
Account Statements

VANGUARD BROKERAGE
SERVICES
1-800-992-8327
For Information on Trading
Stocks, Bonds, and Options
at Reduced Commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
For 24-Hour Automated Access
to Price and Yield, Information
on Your Account, Certain
Transactions

ELECTRONIC ACCESS TO VANGUARD
To Reach the Vanguard Mutual
Fund Education and Information
Center
On Vanguard Online(SM)
(on America Online(R))
   Keyword: vanguard
To Send E-Mail to Vanguard
   VGOnline@aol.com
On the World Wide Web
   http://www.vanguard.com



(C) 1996 Vanguard Marketing
Corporation, Distributor

PXXXN

--------------------------------------------------------------------------------

                                     PART B

                        VANGUARD SPECIALIZED PORTFOLIOS

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY --, 1996

     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated May --, 1996). To obtain the Prospectus please call the Investor Information Department:

                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
Investment Objectives and Policies........................................................     1
Investment Policies.......................................................................     2
Investment Limitations....................................................................     5
Management of the Fund....................................................................     8
Investment Advisory Services..............................................................    10
Securities Transactions...................................................................    12
Purchase of Shares........................................................................    13
Redemption of Shares......................................................................    13
Comparative Indexes.......................................................................    13
Yield and Total Return....................................................................    15
Financial Statements......................................................................    16

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the Fund's investment objectives and policies set forth in the Prospectus.

     FOREIGN INVESTMENTS As indicated in the Prospectus, each Portfolio may include foreign securities to a certain extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio permit it to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S investments in those countries.

     Although each Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from its foreign investments. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolios, since each Portfolio's investment objective is to seek long-term capital appreciation and any income should be considered incidental.

     PORTFOLIO TURNOVER While the rate of Portfolio turnover is not a limiting factor when management deems changes appropriate, it is anticipated that each Portfolio's annual portfolio turnover rate will not normally exceed 100%. One way a portfolio turnover rate of 100% can occur is if all of the Portfolio's securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders.

                              INVESTMENT POLICIES

     FUTURES CONTRACTS Each Portfolio may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. The Fund's margin deposits will be placed in a segregated account maintained by the Fund's custodian bank. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the its total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS Each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies or other income derived with respect to the Fund's business of investing in securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

     REPURCHASE AGREEMENTS Each Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's Custodian Bank until repurchased. In addition, the Fund's Board of Directors will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with any Portfolio of the

Fund. No more than an aggregate of 15% of a Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES Each Portfolio may lend its securities on a short-term basis or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, the Portfolio will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receives reasonable interest on the loan which may include the Portfolio's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. A Portfolio will not lend its portfolio securities, if as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Portfolio's total assets. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonably negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors (Trustees). In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

                             INVESTMENT LIMITATIONS

     The following policies supplement the Fund's investment limitations set forth in the Prospectus. It is a fundamental policy of each Portfolio not to engage in any of the following activities or business practices. These restrictions may not be changed with respect to a particular Portfolio without the approval of a majority of the outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")) of that Portfolio. A Portfolio may not:

      1) Issue senior securities;

      2) Borrow money, except from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not in excess of 15% of the value of the net assets of the Portfolio (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the Portfolio, the Portfolio will not make any additional investments;

      3) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

      4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

      5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc., as described on page 7);

      6) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (5) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Portfolio's total assets;

      7) Pledge, mortgage, or hypothecate its assets, except to secure borrowings permitted by limitation (2) above;

      8) Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of its ownership of other securities it has a right to obtain at no added cost securities equivalent in kind and amount to the securities sold) except as set forth below in (12);

      9) Purchase or sell puts or calls, or combinations thereof; provided however, that a Portfolio may enter into forward foreign currency exchange transactions except as set forth below in (12);

     10) Purchase or sell real estate or real estate limited partnerships (although it may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein), except in the case of the REIT Index Portfolio which may invest 100% of its assets in real estate investment trusts;

     11) The Fund will not invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

     12) Purchase or sell commodities or commodity contracts; provided, however, that a Portfolio may enter into forward foreign currency exchange transactions and that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of the portfolios assets are required as deposit to secure obligations under futures contracts and not more than 20% of a portfolio's assets are invested in futures contracts and options at any time, the Portfolio may also invest in bullion as described in the prospectus;

     13) Purchase or retain securities of an issuer if an officer or director of such issuer is an officer or Director of the Fund or its investment adviser and one or more of such officers or Directors of the Fund or its investment adviser owns beneficially more than 1/2% of such shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities; and

     14) Invest in companies for the purpose of exercising control of management.

     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, make loans to, or contribute to the costs or other financial requirements of, any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing at cost services, such as management, administrative, distribution or other related services to the Fund and other investment companies. (See "Management of the Fund").

     In addition, no Portfolio may engage in any of the following activities; however, these restrictions may be changed by the Directors without shareholder approval or prior notification:

      1) Invest directly in oil, gas, or other mineral exploration or development programs, including oil & gas or other mineral leases; provided, however, that if consistent with the designated business activities of a particular Portfolio, a Portfolio may purchase securities of issuers whose principal business activities fall within such areas;

      2) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Including within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Portfolio at any time in units or attached to securities are not subject to this restriction;

      3) Invest more than 5% of its assets, at the time of investment, in the securities of any issuers which have records of less than three years' continuous operation, including the operation of any predecessor (other than obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities.

     In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the fundamental or non-fundamental operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

     The above-mentioned investment limitations are considered at the time investment securities are purchased.

                             MANAGEMENT OF THE FUND

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Funds and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Director*              JOHN C. SAWHILL, Director
  Chairman and Director of The Vanguard Group,     President and Chief Executive Officer, The
  Inc. and of each of the investment companies     Nature Conservancy; formerly, Director and
  in The Vanguard Group; Director of The Mead        Senior Partner, McKinsey & Co.; and
  Corporation and General Accident Insurance.        President, New York University; Director of
                                                     Pacific Gas and Electric Company and NACCO
JOHN J. BRENNAN, President, Chief Executive Of       Industries.
ficer and Director*
  President, Chief Executive Officer and           JAMES O. WELCH, JR., Director
  Director of The Vanguard Group, Inc. and of      Retired Chairman of Nabisco Brands, Inc.,
  each of the investment companies in The          retired Vice Chairman and Director of RJR
  Vanguard Group.                                    Nabisco; Director of TECO Energy, Inc.; and
ROBERT E. CAWTHORN, Director                         Director of Kmart Corporation.
  Chairman of Rhone-Poulenc Rorer, Inc.;           J. LAWRENCE WILSON, Director
  Director of Sun Company, Inc.                    Chairman and Chief Executive Officer of Rohm &
                                                   Haas Company; Director of Cummins Energy
BARBARA BARNES HAUPTFUHRER, Director                 Company; and Trustee of Vanderbilt
  Director of The Great Atlantic and Pacific         University.
  Tea Company, Alco Standard Corp., Raytheon
  Company, Knight-Ridder, Inc., and                RAYMOND J. KLAPINSKY, Secretary*
  Massachusetts Mutual Life Insurance Co. and      Senior Vice President and Secretary of The
  trustee Emerita of Wellesley College.            Vanguard Group, Inc.; Secretary of each of the
BRUCE K. MACLAURY, Director                          investment companies in The Vanguard Group.
  President, The Brookings Institution;            RICHARD F. HYLAND, Treasurer*
  Director of American Express Bank, Ltd., The     Treasurer of The Vanguard Group, Inc. and of
  St. Paul Companies, Inc. and Scott Paper         each of the investment companies in The
  Company.                                           Vanguard Group.
BURTON G. MALKIEL, Director                        KAREN E. WEST, Controller*
  Chemical Bank Chairman's Professor of            Vice President of The Vanguard Group, Inc.;
  Economics, Princeton University; Director of     Controller of each of the investment companies
  Prudential Insurance Co. of America, Amdahl        in The Vanguard Group.
  Corporation, Baker Fentress & Co., The           ---------------
  Jeffrey Co. and Southern New England             *Officers of the Fund are "interested persons"
  Communications Company.                          as defined in the Investment Company Act of
ALFRED M. RANKIN, JR., Director                    1940.
  Chairman, President and Chief Executive
  Officer of NACCO Industries, Inc.; Director
  of The BFGoodrich Company, and The Standard
  Products Company.

     THE VANGUARD GROUP The Fund is a member of The Vanguard Group of Investment Companies which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Vanguard Funds obtain at cost virtually all of their corporate management, administrative and distribution services.

     Vanguard employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under procedures approved by the Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Officers of the Fund and the Vanguard Funds are also Officers and employees of Vanguard. No Officer or employee is permitted to own any securities of any external adviser for the Vanguard Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At the year ended January 31, 1995 the Fund had contributed capital of $365,000 to Vanguard representing 1.8% of its capitalization. The Fund's Service Agreement provides as follows:
(a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. The amount contributed to Vanguard by the Fund's Portfolios at the year ended January 31, 1995 included contributions by the Fund's Service Economy and Technology Portfolios, which are no longer in existence.

     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard Funds by third parties. During the fiscal year ended January 31, 1995, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $4,005,000.

     DISTRIBUTION Vanguard also provides all distribution and marketing services for the Vanguard Funds. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Vanguard Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Vanguard Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group. Provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

     INVESTMENT ADVISORY SERVICES Vanguard provides Vanguard Money Market Reserves, Vanguard Institutional Money Market Portfolio, Vanguard Admiral Funds, Vanguard Municipal Bond Fund, the several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Institutional Index Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, a portion of Vanguard/Windsor II, and a portion of Vanguard/Morgan Growth Fund, as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. During the year ended January 31, 1995, the Fund paid approximately $11,000 in Director's fees. Directors who are also Officers receive no remuneration for their services as Directors. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. The Fund's proportionate share of remuner-ation paid by Vanguard (and reimbursed by the Fund) during the fiscal year to all Officers of the Fund, as a group, was approximately $92,419.

     Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its Thrift Plan, all employees of Vanguard are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contributions on a 100% basis. The Fund's proportionate share of benefits paid by Vanguard under its Retirement and Thrift Plans to all Officers of the Fund, as a group, during the fiscal year ended January 31, 1995 was approximately $10,800.

     The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended January 31, 1995.

                        VANGUARD SPECIALIZED PORTFOLIOS
                               COMPENSATION TABLE

                                                                                            TOTAL COMPENSATION
                                               PENSION OR RETIREMENT                             FROM ALL
                                AGGREGATE        BENEFITS ACCRUED       ESTIMATED ANNUAL      VANGUARD FUNDS
                               COMPENSATION         AS PART OF              BENEFITS              PAID TO
     NAMES OF DIRECTORS         FROM FUND          FUND EXPENSES        UPON RETIREMENT        DIRECTORS(2)
----------------------------   ------------    ---------------------    ----------------    -------------------
John C. Bogle(1)                     --                  --                       --                   --
John J. Brennan(1)                   --                  --                       --                   --
Barbara Barnes Hauptfuhrer         $300                 $88                 $ 15,000              $50,000
Robert E. Cawthorn                 $300                 $61                 $ 13,000              $50,000
Bruce K. MacLaury                  $325                 $92                 $ 12,000              $45,000
Burton G. Malkiel                  $300                 $33                 $ 15,000              $50,000
Alfred M. Rankin, Jr.              $300                 $10                 $ 15,000              $50,000
John C. Sawhill                    $300                 $26                 $ 15,000              $50,000
James O. Welch, Jr.                $288                 $53                 $ 15,000              $48,000
J. Lawrence Wilson                 $294                 $16                 $ 15,000              $49,000

---------------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 33 Vanguard Funds (26 in the case of Mr. MacLaury).

     DIRECTORS' RETIREMENT FEES A Retirement Plan for Directors has been implemented to provide a fee to retired Directors equal to $1,000 per year of service on the Board, up to 15 years of service. This fee will remain in place subsequent to the Director's retirement for a period of 10 years or until a retired Director's death.

                          INVESTMENT ADVISORY SERVICES

     INVESTMENT ADVISORY AGREEMENT WITH WELLINGTON MANAGEMENT COMPANY The Fund employs Wellington Management Company ("WMC") under an investment advisory agreement dated as of May 31, 1993 to manage the investment and reinvestment of the assets of the Fund's Energy, Health Care, and Utilities Income Portfolios and to continuously review, supervise and administer each Portfolio's investment program. WMC discharges its responsibilities subject to the control of the officers and Directors of the Fund.

     Under the investment advisory agreement, the three Portfolios are required to pay the Adviser an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the Portfolios for the quarter:

                                       NET ASSETS                                      RATE
    --------------------------------------------------------------------------------  ------
    First $100 million..............................................................  0.300%
    Next $150 million...............................................................  0.200%
    Next $250 million...............................................................  0.150%
    Next $500 million...............................................................  0.125%
    Over $1 billion.................................................................  0.100%

     The advisory fee is based on the total assets of the Portfolios and is allocated to each Portfolio based on the relative net assets of each. In addition, once the advisory fee to WMC is calculated for the three Portfolios under this schedule, the total fee will be reduced in order that the advisory fee paid by the Utilities Income Portfolio does not exceed 0.125%. During the years ended January 31, 1993, 1994 and 1995 the Fund paid to WMC advisory fees totaling $1,481,000, $2,079,000 and $2,192,000, respectively, which represented an effective annual rate of .16 of 1%, .14 of 1% and .14 of 1%, respectively, of the aggregate average net assets of the Energy, Health Care, and Utilities Income Portfolios.

     WMC's fees during the fiscal years ended January 31, 1993 and 1994 were payable under a prior investment advisory agreement. The assets on which advisory fees for the 1993 and 1994 fiscal years were based included the Service Economy and Technology Portfolios, which are no longer in existence.

     DESCRIPTION OF WMC WMC is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John B. Neff.

     INVESTMENT ADVISORY AGREEMENT WITH M & G GROUP P.L.C. The Fund has also entered into an investment advisory agreement with M & G Investment Management Limited ("M & G"), effective February 1, 1987 to manage the assets of the Gold & Precious Metals Portfolio. Under this agreement M & G manages the investment and reinvestment of the assets of the Gold & Precious Metals Portfolio and continuously renews, supervises and administers the Portfolio's investment program. M & G will discharge its responsibilities subject to the control of the officers and Directors of the Fund.

     DESCRIPTION OF M & G M & G is a wholly-owned subsidiary of the M & G Group P.L.C. M & G Group P.L.C. is a public company whose shares are quoted on the London Stock Exchange. Kleinwort, Benson Limited, a merchant bank, and the Esmee Fairbairn Charitable Trust own respectively 42% and 32% of total shares outstanding. The remaining 26% of shares are held by individuals, nominees, pension plans and
M & G employees.

     The Gold & Precious Metals Portfolio will pay M & G a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the Portfolio for the quarter:

                                       NET ASSETS                                      RATE
    --------------------------------------------------------------------------------  ------
    First $100 million..............................................................   0.30%
    Next $300 million...............................................................   0.25%
    Over $400 million...............................................................   0.20%

     During the years ended January 31, 1993, 1994 and 1995, the Gold & Precious Metals Portfolio paid an advisory fees of $506,000, $924,000, and $1,116,000 respectively, to M & G which represented an effective annual rate of .28 of 1%,
 .22 of 1%, and .17 of 1% after giving effect to a fee waiver of (.07 of 1%) respectively, of average net assets.

     INVESTMENT ADVISORY SERVICES Vanguard also provides investment advisory services to Vanguard Municipal Bond Fund, Vanguard Admiral Funds, Vanguard Balanced Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Bond Index Fund, Vanguard Index Trust, Vanguard Institutional Index Fund, Vanguard Money Market Reserves, Vanguard Institutional Money Market Portfolio, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Tax-Managed Fund, Vanguard California Tax-Free Fund, Florida Insured Tax-Free Fund, New Jersey Tax-Free Fund, New York Insured Tax-Free Fund, Ohio Tax-Free Fund, Pennsylvania Tax-Free Fund, a portion of the assets of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund and several indexed separate accounts. These services are provided on an at-cost basis from money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

     The current agreements will continue until April 30, 1996, with respect to WMC and January 31, 1996, with respect to M & G, and will be renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the Investment

Company Act of 1940) of any such party cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. If the holders of any Portfolio fail to approve the agreement, WMC or M & G may continue to serve as investment adviser to each Portfolio which approved the agreement, and to any Portfolio which did not approve the agreement until new arrangements have been made. The agreement is automatically terminated if assigned, and may be terminated by any Portfolio without penalty, at any time,
(1) either by vote of the Board of Directors or by vote of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to WMC or M & G, or (2) by WMC or M & G upon ninety (90) days' written notice to the Fund.

                            SECURITIES TRANSACTIONS

     The investment advisory agreements with WMC and M & G authorize the investment advisers (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of securities for the Fund's Portfolio(s) and directs the investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio(s). Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information, and provide other services in addition to execution services to the Fund and/or the investment adviser. Each investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, each investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the investment adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment adviser and/or the Fund. However, the investment adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the sale of shares of the Fund and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     The total brokerage commissions paid by each of the Fund's Portfolios during the fiscal years ended January 31, 1993, 1994 and 1995 totaled $1,346,501, $3,334,211, and $2,225,321, respectively.

     Some securities considered for investment by one Portfolio may also be appropriate for the other Portfolios and the other Funds and/or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of a Portfolio, the other Portfolios and/or one or more of these other Funds or clients are considered at or about the same time, transactions in such securities will be allocated among the Portfolios and the several Funds and clients in a manner deemed equitable by the respective investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Directors.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund or any Portfolio, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

     STOCK CERTIFICATES Your purchase will be made in full and fractional shares of a Portfolio calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates, and saves the Fund the cost of issuing certificates. Except in the case of the Utilities Income Portfolio, share certificates are available at any time upon written request at no additional cost to shareholders. No certificates will be issued for the Utilities Income Portfolio or for any fractional shares of the Fund's other Portfolios.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% or the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                              COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of the Vanguard Group, including Vanguard Specialized Portfolios, Inc., may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEXES -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 67 bonds and 33 preferreds. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

MORGAN STANLEY REIT INDEX -- consist of approximately 90 stocks of equity Real Estate Investment Trusts (REITs). REITs in the index meet size and liquidity criteria specified by Morgan Stanley. The index had a market value of $35 billion as of May, 1995.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 35% Standard & Poor's 500 Index and 65% Salomon Brothers High Grade Bond Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Salomon Brothers High Grade Bond Index.

RUSSELL 2000 SMALL COMPANY STOCK INDEX -- consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated Baa- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

RUSSELL 3000 INDEX -- consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

     Advertisements which refer to the use of the fund as a potential investment for Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal income tax applies.

     In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not identical to the Fund's Portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its yield.
In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

                             YIELD AND TOTAL RETURN

     The yield* of each Portfolio of the Fund for the 30-day period ended January 31, 1995 was as follows:

                  Energy Portfolio.....................................    1.61%
                  Gold & Precious Metals Portfolio.....................      N/A
                  Health Care Portfolio................................    1.23%
                  Utilities Income Portfolio...........................    5.64%

                -------------------------------
                *Yield is calculated daily.

     The average annual total return of each Portfolio of the Fund for the one- and five-year periods ended January 31, 1995 and since the inception of each Portfolio was as follows.

                                                 YEAR ENDED        FIVE YEARS ENDED
                                              JANUARY 31, 1995     JANUARY 31, 1995     SINCE INCEPTION**
                                              ----------------     ----------------     -----------------
    Energy Portfolio*.......................        - 9.2%               + 5.4%               +11.1%
    Gold & Precious Metals Portfolio*.......        -19.2%               - 0.5%               + 8.9%
    Health Care Portfolio*..................        + 9.8%               +17.6%               +19.3%
    Utilities Income Portfolio..............        - 4.5%                   --               + 8.6%

     --------------------
      *Includes 1% portfolio redemption fee.

     **Inception for Utilities Income Portfolio, May 15, 1992; inception for all other Portfolios, May 23, 1984.

     Total return is computed by finding the average compounded rate of return over the one-year period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended January 31, 1995, including the financial highlights for each of the five fiscal years in the period ended January 31, 1995, as applicable, appearing in the Vanguard Specialized Portfolios Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1995 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                     PART C
                     VANGUARD SPECIALIZED PORTFOLIOS, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (A) FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended January 31, 1995, including the financial highlights for each of the five years in the period ended January 31, 1995, as applicable, appearing in the Fund's 1995 Annual Report to Shareholders, and Price Waterhouse LLP's report thereon, also appearing therein, are incorporated by reference in the Statement of Additional Information. The Fund's unaudited Financial Statements for the six months ended July 31, 1996 appearing in the Fund's 1995 Semi-Annual Report to Shareholders are also incorporated by reference in the Statement of Additional Information. The financial statements included in the Annual and Semi-Annual Reports are:

     1. Statement of Net Assets as of January 31, 1995 and as of July 31, 1995*.
     2. Statement of Operations for the year ended January 31, 1995 and the six months ended July 31, 1995*.
     3. Statement of Changes in Net Assets for the respective years ended January 31, 1994 and 1995.
     4. Financial Highlights for each of the five years in the period ended January 31, 1995 as applicable, (also appearing in the Prospectus along with previous years) and the six months ended July 31, 1995*.
     5. Notes to Financial Statements.
     6. Report of Independent Accountants.**

     --------------------
      * Unaudited
     ** Appears in Annual Report only.

     (B) EXHIBITS

     1. Articles of Incorporation
     2. By-Laws of Registrant
     3. Not Applicable
     4. Not Applicable
     5. Not Applicable
     6. Not Applicable
     7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
     8. Form of Custody Agreement
     9. Form of Vanguard Service Agreement
     10. Opinion of Counsel
     11. Consent of Independent Accountants*
     12. Financial Statements -- reference is made to (a) above
     16. Schedule for Computation of Performance Quotations*
     27. Financial Data Schedule*

     --------------------
      * Filed herewith

     ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

     As of January 31, 1995 the number of shareholders of each of the Fund's portfolios was:

         Energy................................................................  36,553
         Health Care...........................................................  61,920
         Gold & Precious Metals................................................  47,065
         Utilities.............................................................  49,271

ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the caption "Investment Advisers" in the prospectus constituting Part A of this Registration Statement and "Investment Advisory Services" in Part B of this Registration Statement.

     Wellington Management Company, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John B. Neff.

     Listed below are the names of, and office held by each of the Directors of M & G Group P.L.C. The business address of each Director is Three Quays, Tower Hill, London, England EC3R 6BQ.

DIRECTOR'S NAME             BUSINESS AND OTHER CONNECTIONS OF ADVISER
J. R. Caldecott             Director of the following companies:
                            Kleinwort, Benson Lonsdale P.L.C.
                            Chloride Group P.L.C.
                            Kleinwort, Benson Australia Limited
                            Kleinwort, Benson Australia (Holdings) Limited
                            M & G Securities Limited
                            M & G Limited
                            M & G Investment Management Limited
                            External Investment Trust, P.L.C.

                            M & G Second Dual Trust P.L.C.
                            Whitbread and Company P.L.C.
                            Electronic Rentals Group P.L.C.
                            Blue Circle Industries P.L.C.
D. H. L. Hopkinson          Director of the following companies:
                            M & G Investment Management Limited
                            British Railways (Southern) Board
                            Central Board of Finance of the Church of England
                            Charities Investment Managers Limited
                            Chichester Diocesan Fund and Board of Finance
                            English Chamber Orchestra and Music Society Limited
                            English China Clays P.L.C.
                            English China Clays Trustees
                            E.C.C. (Operatives) Pension Fund Trustees Limited
                            E.C.C. (SMT) Pension Fund Trustees Limited
                            E.C.C. (Staff) Pension Fund Trustees Limited
                            Exit Finance Limited
                            External Investment Trust P.L.C.
                            First British Fixed Trust Company Limited
                            Gill and Duffus Group P.L.C.
                            Jetmain Limited
                            Lloyds Bank Limited (Southern Regional Board)
                            M & G Dual Trust P.L.C.
                            M & G Financial Services Limited
                            M & G Leasing Limited
                            M & G Life Assurance Company Limited
                            M & G Limited
                            M & G Pension and Annuity Company Limited
                            M & G Second Dual Trust P.L.C.
                            M & G Securities Limited
                            Mencap Unit Trust Managers Limited
                            Merchants Trust P.L.C.
                            Raeburn Investment Trust P.L.C.
                            Romney Trust P.L.C.
                            United States Debenture Corporation P.L.C.
J. S. Fairbairn             Director of the following companies:
                            M & G Limited
                            M & G Securities Limited
                            M & G Assurance Group Limited
                            M & G Life Assurance Company Limited
                            M & G Pensions and Annuity Company Limited
                            Island Trust Limited
                            Pioneer Trust Limited
                            M & G Friendly Society (Management Committee)
                            M & G Leasing Limited
                            M & G Trust Assurance (Channel Islands) Limited
                            M & G Financial Services Limited
K. F. W. Allsop             Director of the following companies:
                            M & G Financial Services Limited
                            M & G Assurance Group Limited
                            M & G Leasing Limited
                            M & G Limited
                            M & G Securities Limited

                            M & G Pensions and Annuity Company Limited
                            M & G Life Assurance Company Limited
R. A. Brooks                Director of the following companies:
                            Kleinwort, Benson Limited
                            Robert Benson, Lonsdale and Company Limited
                            Sharps, Pixley Limited
                            Kleinwort, Benson Property Management and Services Limited
                            Kleinwort, Benson Investment Management Limited
                            Sharps, Pixley Holdings Limited
                            The Trans-European Company Limited
                            Stoxsals Limited
                            Kleinwort, Benson International Holdings Limited
                            Equinox Shipping Company Limited
                            Kleinwort, Benson Overseas B.V.
                            Kleinwort, Benson Development Capital Limited
                            Kleinwort, Benson Finance B.V.
                            Commercial Union Assistance, P.L.C.
                            Stanley P. Morrison Limited
                            Sutton Manor Methan Limited
                            The Cross Investment Trust Limited
                            Railcar Finance Limited
                            Highway Finance Limited
                            Kleinwort, Benson International Leasing Limited
                            Kleinwort, Benson Leasing Limited
                            Miles Roman Limited
                            Kleinwort, Benson Investment Trust Limited
                            Fenchurch Navigation Corporation
                            Cross Investment Trust Limited
                            Southampton Freeport Limited
                            M & G Limited
R. G. Down                  Director of the following companies:
                            Oil and Gas Production
                            Australian Farming Property Company Limited
                            Folkestone (Australia) Limited
                            Europa Petroleum Limited
L. E. Linaker               Director of the following companies:
                            M & G Securities Limited
                            M & G Dual Trust P.L.C.
                            External Investment Trust P.L.C.
                            Exit Finance Limited
                            M & G Limited
                            M & G Second Dual Trust P.L.C.
                            M & G Friendly Society (Management Committee)
                            M & G Investment Management Limited
                            The Brunner Investment Trust Limited
                            Second Exit Finance Limited
                            Charities Investment Managers Limited
C. A. McLintock             Director of the following companies:
                            Allchurches Trust Limited
                            Border and Southern Stockholders Trust P.L.C.
                            Bramley Educational Trust
                            Ecclesiastical Holdings P.L.C.
                            Ecclesiastical Insurance Office P.L.C.

                            EIO Trustees Limited
                            Beaufort House Trust Limited
                            Pendle Insurance Company Limited
                            Lake View Investment Trust P.L.C.
                            M & G Limited
                            Muir Investments Limited
                            National Westminster Bank P.L.C.
                            Pigott Properties Limited
                            Queen Street Nominees Limited
                            Reres Trust Limited
                            Sakers Finance and Investment Corporation Limited
                            Stockholders Investment Trust P.L.C.
                            Westonbirt School Limited
                            Woolwich Equitable Building Society
D. A. E. R. Peake           Director of the following companies:
                            Kleinwort, Benson Limited
                            Fendrake Limited
                            Kleinwort, Benson (Middle East) E.C.
                            Kleinwort, Benson (Europe) S.A.
                            Nuclear Fuel Finance S.A.
                            Kleinwort, Benson Project Services Limited
                            Cross S.A.
                            Bolnore Estates Limited
                            Chevy Chase Property Company Limited
                            Clippwake Limited
                            Banque Nationale de Paris P.L.C.
                            Hargreaves Group P.L.C.
                            Societe Financiere Franco Britanique S.A.
                            Heythrop Hunt Kennels Limited
                            Daviford Investments Limited
                            Sezincote Trustees Limited
                            M & G Limited
Lord Michael Swann          Director of the following company:
                            New Court Natural Resources P.L.C.s
D. L. Tucker                Director of the following companies:
                            Barnard's University Bookshop Limited
                            External Investment Trust P.L.C.
                            Exit Finance Limited
                            M & G Investment Management Limited
                            M & G Securities Limited
                            Timepost Limited
                            M & G Limited

ITEM 29. PRINCIPAL UNDERWRITERS

          (a) None

          (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company
Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant;
Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge,

Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 for the Health Care, Energy, and Utilities Income Portfolios; and Morgan Guaranty Trust Company of New York, 23 Wall Street, New York, New York 10015 for the Gold & Precious Metals Portfolio.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund;" the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

     Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' right to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 5th day of March, 1996.


    VANGUARD SPECIALIZED PORTFOLIOS, INC.

BY: (Raymond J. Klapinsky) John C. Bogle*, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board and Director

    March 5, 1996


BY: (Raymond J. Klapinsky)
    John J. Brennan*, President, Chief Executive Officer and Director

    March 5, 1996


BY: (Raymond J. Klapinsky)
    Robert E. Cawthorn*, Director

    March 5, 1996


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    March 5, 1996


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury*, Director

    March 5, 1996


BY: (Raymond J. Klapinsky)
    Barton G. Malkiel*, Director

    March 5, 1996


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Director

    March 5, 1996


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    March 5, 1996


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    March 5, 1996


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    March 5, 1996


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer

    March 5, 1996

---------------
*By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants..................................................   EX-99.B11
Schedule for Computation of Performance Quotations..................................   EX-99.B16
Financial Data Schedule.............................................................       EX-27